                                                                    EXHIBIT 10.2


                              SECURITY AGREEMENT

                             Dated April 24, 1998

                                     From

                           THE GRANTORS NAMED HEREIN

                                 as Grantors,
                                 -----------

                                      to

                          BANQUE NATIONALE DE PARIS,

                                   as Agent
                                   --------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
SECTION 1.   Grant of Security.............................................    2

SECTION 2.   Security for Obligations......................................    6

SECTION 3.   Grantors Remain Liable........................................    6

SECTION 4.   Delivery of Security Collateral, Account Collateral
              and other Collateral.........................................    7

SECTION 5.   Maintaining the L/C Cash Collateral Account...................    8

SECTION 6.   Maintaining the Blocked Accounts..............................    8

SECTION 7.   Investing of Amounts in the L/C Cash Collateral Account.......    9

SECTION 8.   Representations and Warranties................................    9

SECTION 9.   Further Assurances............................................   12

SECTION 10.  As to Equipment and Inventory.................................   13

SECTION 11.  Insurance.....................................................   14

SECTION 12.  Place of Perfection; Records; Collection of Receivables.......   14

SECTION 13.  Voting Rights; Dividends; Etc.................................   15

SECTION 14.  As to the Assigned Agreements.................................   17

SECTION 15.  Transfers and Other Liens; Additional Shares..................   18

SECTION 16.  Agent Appointed Attorney-in-Fact..............................   18

SECTION 17.  Agent May Perform.............................................   19

SECTION 18.  The Agent's Duties............................................   19

SECTION 19.  Remedies......................................................   19

SECTION 20.  Registration Rights...........................................   21

SECTION 21.  Indemnity and Expenses........................................   22

SECTION 22.  Security Interest Absolute....................................   22

SECTION 23.  Amendments; Waivers; Etc......................................   23

SECTION 24.  Addresses for Notices.........................................   24

SECTION 25.  Continuing Security Interest; Assignments Under the
              Credit Agreement.............................................   24

SECTION 26.  Release and Termination.......................................   24

SECTION 27.  The Mortgages.................................................   25

SECTION 28.  Governing Law; Submission to Jurisdiction; Waiver of
              Jury Trial; Etc..............................................   25


SCHEDULES
---------

Schedule I       -  Pledged Shares and Pledged Indebtedness
Schedule II      -  Assigned Agreements
Schedule III     -  Locations of Equipment and Inventory
Schedule IV      -  Trade Names and Trademarks
Schedule V       -  Blocked Accounts
Schedule VI      -  Financing Statements

EXHIBITS
--------

Exhibit A        -  Form of Blocked Account Letter
Exhibit B        -  Form of Security Agreement Supplement
Exhibit C        -  Form of Consent and Agreement

          SECURITY AGREEMENT, dated April 24, 1998 made by IRON AGE CORPORATION, a Delaware corporation (the "Borrower"), IRON AGE HOLDINGS CORPORATION, a
                             --------
Delaware corporation, and the Persons listed on the signature pages hereof under the caption "The Collateral Grantors" (such Persons, together with the Borrower and the Additional Collateral Grantors (as defined in Section 23(c)), the "Grantors", and each individually, a "Grantor"), to BANQUE NATIONALE DE PARIS
 --------                             -------
("BNP"), as agent (together with any successor agent appointed pursuant to
  ---
Article VIII of the Credit Agreement, the "Agent") for the lenders (the
                                           -----
"Lenders") and the swing line bank (the "Swing Line Bank") party to the Credit
 -------                                 ---------------
Agreement (as hereinafter defined), and the issuer of Letters of Credit (the "Issuing Bank") under the Credit Agreement and as custodian for the Hedge Banks
 ------------
(as defined in the Credit Agreement).

          PRELIMINARY STATEMENTS:

          (1) The Borrower has entered into a Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified, the "Credit
                                                                     ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with the Lenders, the Issuing Bank, the Swing Line Bank and the Agent.

          (2) Each Grantor is the owner of (i) the shares of stock (collectively, the "Pledged Shares"), described opposite such Grantor's name on
                    --------------
Part A of Schedule I hereto and issued by the corporations named therein, (ii) the indebtedness (the "Pledged Indebtedness") described opposite such Grantor's
                       --------------------
name on Part B of Schedule I hereto and issued by the obligors named therein,
(iii) the security entitlements (the "Pledged Security Entitlements") described
                                      -----------------------------
opposite such Grantor's name on Part C of Schedule I hereto and with respect to the financial assets described, the securities intermediary named, and the securities accounts (the "Securities Accounts") referred to, therein, and (iv)
                          -------------------
the commodity contracts (the "Pledged Commodity Contracts") described opposite
                              ---------------------------
such Grantor's name on Part D of Schedule I hereto and with respect to the commodity intermediary named, and the commodity accounts (the "Commodity
                                                               ---------
Accounts") referred to, therein.
--------

          (3) The Borrower has opened a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with BNP at its offices at 499 Park
              ---------------------------
Avenue, New York, New York 10022, Account No. 202906-001-35, in the name of the Borrower but under the sole dominion and control of the Agent and subject to the terms of this Agreement.

          (4) It is a condition precedent to the making of Advances by the Lender Parties under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement that each Grantor shall have granted the assignment and security interest and made the pledge contemplated by this Agreement.

          (5) Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 8 or Article 9 of the New York Uniform Commercial Code as in effect at such time (the "Code") are used herein as therein defined.
                                ----

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into arrangements permitted by Section 5.02(b)(ii)(A) of the Credit Agreement, each Grantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

          SECTION 1.  Grant of Security.  Each Grantor hereby assigns and
                      -----------------
pledges to the Agent for the benefit of the Secured Parties, and hereby grants to the Agent for the benefit of the Secured Parties, a security interest in the following (collectively, the "Collateral"):
                              ----------

          (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms wherever located, now or hereafter existing (including, without limitation, shoemobiles, boxes to be used in connection with shoemobiles, shelving units, racks, benches, computers, lasting machines, injection molding machines and other manufacturing machinery), all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");
                                     ---------

          (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to,
     (i) all shoes, boots, shoe packaging, leather, outsoles, urethane compounds, steel toe caps, raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee), (iii) goods that are returned to or repossessed by such Grantor and (iv) goods in transit to or from such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");
                                                              ---------

          (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles, rights to payment of money and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e), (f) or (g) below, being the "Receivables", and any and all
                                                   -----------
     such leases, security agreements and other contracts being the "Related
                                                                     -------
     Contracts");
     ---------

          (d)   all of the following (collectively, the "Security Collateral"):
                                                         -------------------

                (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                (ii) the Pledged Indebtedness and the instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness;

                (iii) the Pledged Security Entitlements and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements;

                (iv) the Securities Accounts, all security entitlements from time to time carried in the Securities Accounts, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements;

                (v) the Pledged Commodity Contracts and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Commodity Contracts;

                (vi) the Commodity Accounts, all commodity contracts from time to time carried in the Commodity Accounts, and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such commodity contracts;

                (vii) all additional shares of stock, from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; provided, that none of the Grantors shall be required to pledge any
          --------
          shares of Voting Stock or other ownership interest in any Foreign Subsidiary directly owned thereby which, when aggregated with all of the other shares of Voting Stock or other ownership interest in such Foreign Subsidiary pledged by such Grantor and the other Grantors, would result in more than 66% of the Voting Stock or other ownership interest in such Foreign Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "Voting Equity Interests") (on a fully
                                           -----------------------
          diluted basis) being pledged to the Agent, on behalf of the Secured Parties, under this Agreement and the other Collateral Documents (although all of the shares of stock or other ownership interests in such Foreign Subsidiary not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "Non-Voting Equity Interests") shall be
                                       ---------------------------
          pledged by each of the Grantors that directly owns any such Non-Voting
          Equity Interest therein); provided further that, if, as a result of
                                    ----------------
          any change in the tax laws of the United States of America after the date of this Agreement, the pledge by such Grantor of any additional shares of directly owned Voting Stock or other ownership interest in any such Foreign Subsidiary to the Agent, on behalf of the Secured Parties, under this Agreement or any of the other Collateral Documents would not result in an increase in the aggregate net consolidated tax liabilities of the Borrower and its Subsidiaries, then, promptly after the change in such laws, all such additional shares of Voting Stock or other ownership interests shall be so pledged under this Agreement or such other Collateral Document, as applicable, and; provided further,
                                                              ----------------
          that none of the Grantors shall be required to pledge any shares of stock or other ownership interest in any Foreign Subsidiary that is not directly owned by such Grantor (all such shares of stock or other ownership interests not required to be pledged to the Agent, on behalf of the Secured Parties, pursuant to this subsection (vii) hereinafter referred to as the "Excluded Equity Interests");
                              -------------------------

                (viii) all additional indebtedness from time to time owed to such Grantor in any manner and the instruments evidencing such additional indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional indebtedness; and

                (ix) all additional investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, as defined in Section 8-102(a)(17) of the Code or, in the case of any U.S. Treasury book-entry securities, as defined in 31 C.F.R. Section 357.2, or, in the case of any U.S. federal agency book-entry securities, as defined in the corresponding U.S. federal regulations governing such book-entry securities, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has or acquires from time to time any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property, excluding from clauses (A), (B) and (C) of this
                               ---------
          subsection (ix) all Excluded Equity Interests;

          (e) all of such Grantor's right, title and interest in and to each agreement set forth beneath such Grantor's name on Schedule II hereto and each Hedge Agreement to which the Borrower is now or may hereafter become a party, in each case as such agreement may be amended, supplemented or otherwise modified from time to time (collectively, the "Assigned
                                                              --------
     Agreements"), including, without limitation, (i) all rights of such Grantor
     ----------
     to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements or any instruments, opinions or documents delivered pursuant thereto, (iii) all rights of such Grantor in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to the Assigned Agreements, (iv) all claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (v) all rights of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");
                                                --------------------

          (f)   all of the following (collectively, the "Account Collateral"):
                                                         ------------------

                (i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

                (ii) all Blocked Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Blocked Accounts;

                (iii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                (iv) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                (v) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral;

                (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (g) all of such Grantor's right, title and interest in and to all general intangibles of such Grantor (other than general intangibles for money due or to become due and described in clause (c) above), including, without limitation, all trademarks (including, without limitation, the trade names and trademarks listed on Schedule IV attached hereto), trade names, trade styles, trade secrets, services marks, logos, copyrights, patents, patent applications and all licenses, license applications, registrations and registration applications and good will relating to or associated with any of the foregoing; and

          (h) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          SECTION 2.  Security for Obligations.  The pledge, assignment and
                      ------------------------
security interest granted under this Agreement by each Grantor secure the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, premiums, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without
                                           -------------------
limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

          SECTION 3.  Grantors Remain Liable.  Anything herein to the contrary
                      ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  Delivery of Security Collateral, Account Collateral and
                      -------------------------------------------------------
other Collateral.  (a)  All certificates or instruments representing or
----------------
evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or register in the name of the Agent or any of its nominees any or all of the Security Collateral and the Account Collateral subject only to the revocable rights specified in Section 13(a). In addition, after the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          (b) With respect to any Security Collateral that constitutes a security and is not represented or evidenced by a certificate or an instrument, the applicable Grantor shall cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in writing with such Grantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

          (c) With respect to any Security Collateral that constitutes a security entitlement, the applicable Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Agent as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

          (d) With respect to any Security Collateral that constitutes a commodity contract, the applicable Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

          (e) With respect to any Security Collateral that constitutes a securities account or a commodity account, the applicable Grantor shall, in the case of a securities account, comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account and, in the case of a commodity account, comply with subsection (d) of this Section 4 with respect to all commodity contracts carried in such commodity account.

          SECTION 5.  Maintaining the L/C Cash Collateral Account.  So long as
                      -------------------------------------------
any Advance shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit Agreement:

          (a) The Borrower shall maintain the L/C Cash Collateral Account with BNP.

          (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, and except as otherwise provided in Section 19, that no amount (including, without limitation, interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as are in effect from time to time.

          SECTION 6.  Maintaining the Blocked Accounts.  So long as any Advance
                      --------------------------------
shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit Agreement:

          (a)   Each Grantor shall maintain blocked deposit accounts ("Blocked
                                                                       -------
     Accounts") only with banks ("Blocked Account Banks") that have entered into
     --------                     ---------------------
     letter agreements in substantially the form of Exhibit A (or such other form as the Agent shall agree) with such Grantor and the Agent (the "Blocked Account Letters").
      -----------------------

          (b) Each Grantor shall immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor")
                                                                      -------
     to make such payment to a Blocked Account and, if an Event of Default shall have occurred and be continuing, shall, at the request of the Agent, pay to the Agent for application as provided by the terms of the Credit Agreement, at the end of each Business Day, all proceeds of Collateral. So long as an Event of Default shall not have occurred and be continuing or if the Agent shall not have given the notice referred to in the immediately preceding sentence, such Grantor may operate the Blocked Account in accordance with its past business practice.

          (c) Upon any termination of any Blocked Account Letter or other agreement with respect to the maintenance of a Blocked Account by such Grantor or any Blocked Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Blocked Account to make all future payments to another Blocked Account. Following the occurrence and during the continuance of an Event of Default, such Grantor agrees to terminate any or all Blocked Accounts and Blocked Account Letters upon request by the Agent.

          SECTION 7.  Investing of Amounts in the L/C Cash Collateral Account.
                      -------------------------------------------------------
If requested by the Borrower, the Agent shall, subject to the provisions of
Section 19, from time to time invest:

          (a) amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent as the Borrower may select and the Agent may approve, which approval shall not be unreasonably withheld; and

          (b)   interest paid on the Cash Equivalents referred to in subsection
     (a) above, and reinvest other proceeds of any such certificates of deposit of BNP or such overnight funds that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent as the Borrower may select and the Agent may approve, which approval shall not be unreasonably withheld (the Cash Equivalents referred to in subsection (a) above and in this subsection (b) being, collectively, "Collateral Investments").
                                               ----------------------

Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

          SECTION 8.  Representations and Warranties.  Each Grantor represents
                      ------------------------------
and warrants as to itself and its Collateral as follows:

          (a) Except for Inventory which, for a period not to exceed seven days, is located on shoemobiles for sale to such Grantor's customers in amounts consistent with such Grantor's ordinary business practices as presently conducted or in transit to one of the places referred to below, all of the Equipment and Inventory is located at the places specified beneath such Grantor's name on Schedule III hereto. The principal place of business of such Grantor or, if such Grantor has more than one principal place of business, the chief executive office of such Grantor, and the office where such Grantor keeps its records concerning the Receivables, the original copies of each Assigned Agreement to which it is a party and all originals of all chattel paper that evidence its Receivables, are located at the address listed below the name of such Grantor on the signature pages hereof or, in the case of any Additional Collateral Grantor, at the address listed below the name of such Additional Collateral Grantor and its Security Agreement Supplement (as defined in Section 23(c)). Original copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument.

          (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor in which it is granting a security interest free and clear of any Lien, except for the security interest created by this Agreement and for other Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement or the other Collateral Documents, and as set forth in Schedule VI. All of the trade names and trademarks of each Grantor are set forth below its name on Schedule IV hereto.

          (c) Such Grantor has exclusive possession and control of the Equipment and Inventory of such Grantor, other than Inventory (i) which is located on shoemobiles for sale to such Grantor's customers for any single period not to exceed seven days, (ii) Inventory in transit to any Grantor by common carrier from locations outside the United States or Canada and
     (iii) in-plant Inventory and Inventory on consignment with customers of the Borrower.

          (d) All of the shares of stock that constitute Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Indebtedness has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (e) The Pledged Shares of such Grantor constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Part A of Schedule I hereto. The Pledged Indebtedness of such Grantor is outstanding in the principal amount indicated on Part B of Schedule I hereto.

          (f) All of the investment property owned by such Grantor on the date hereof is listed on Schedule I hereto other than the Voting Equity Interests in one or more of the Foreign Subsidiaries that, when aggregated with all of the other Voting Equity Interests in each such Foreign Subsidiary directly owned by such Grantor and the other Grantors, exceeds 34% of the issued and outstanding Voting Equity Interests in such Foreign Subsidiary (on a fully diluted basis) and other shares of stock or other ownership interests in any Foreign Subsidiary that are indirectly owned by such Grantor. The jurisdiction (for purposes of Section 8-110(e) of the Code) of each securities intermediary that maintains a Securities Account for such Grantor is as set forth on Schedule I hereto. The jurisdiction (for purposes of Section 9-103(6)(e) of the Code) of each commodity intermediary that maintains a Commodity Account for such Grantor is as set forth on Schedule I hereto.

          (g) The Assigned Agreements of such Grantor, true and complete copies of which have been furnished to each Lender Party, (i) have been duly authorized, executed and delivered by all other parties thereto, (ii) have not been amended, supplemented or otherwise modified and are in full force and effect, and (iii) are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement by any party thereto. Each party to any Assigned Agreement, other than the Hedge Agreements, has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C hereto (or otherwise in form and substance satisfactory to the Agent), to the assignment of the Agreement Collateral to the Agent pursuant to this Agreement.

          (h) No Grantor has Blocked Accounts or other deposit accounts other than the Blocked Accounts and other deposit accounts listed on Schedule V hereto.

          (i) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Agreement Collateral and the Account Collateral pursuant hereto, together with the filings described below, create a valid and perfected first priority security interest in all material respects in the Collateral, taken as a whole, subject to Permitted Liens, other Liens permitted pursuant to Section 5.02(a) of the Credit Agreement and bills of lading held by common carriers for Collateral in transit to any Grantor from locations outside the United States, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

          (j) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment and security interest granted hereby, the pledge by such Grantor of the Security Collateral pursuant hereto or the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) in all material respects other than the filing of financing and continuation statements under the Uniform Commercial Code in the jurisdictions listed on Schedule VI hereto, or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and a sale of securities generally).

          (k) Inventory which has been produced by any Grantor has been produced in compliance with the requirements of the Fair Labor Standards Act.

          SECTION 9.  Further Assurances.  (a)  Each Grantor agrees that from
                      ------------------
time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor shall promptly after an Event of
Default: (i) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral of such Grantor shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable or as the Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor shall furnish to the Agent, upon the Agent's request at any time after the occurrence and during the continuance of an Event of Default or, in any event, once annually, statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with the Collateral of such Grantor as the Agent may reasonably request, all in reasonable detail.

          (d) Each Grantor shall not materially amend, alter, modify or change any provision of the lease dated January 14, 1994, entered into between Robert
A. Roy d/b/a Roy Continental Mill and Falcon Shoe Mfg. Co. (the "Lewiston
                                                                 --------
Lease").  Each Grantor shall deliver a copy of any notice of default under the
-----
Lewiston Lease to the Agent.

          SECTION 10. As to Equipment and Inventory.  (a)  Each Grantor shall
                      -----------------------------
keep its Equipment and Inventory (other than Inventory (i) which is located on shoemobiles for sale to such Grantor's customers for any single period not to exceed seven days and (ii) Inventory in transit to any Grantor by common carrier from locations outside the United States) at the locations specified therefor in
Section 8(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all action required by Section 9 shall have been taken with respect to such Equipment and Inventory.

          (b) Each Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacture's manual and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Agent a statement respecting any material loss or damage to any of the Equipment.

          (c) Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory.

          (d) Each Grantor which produces Inventory shall do so in compliance with all requirements of the Fair Labor Standards Act.

          (e) Upon the Agent's reasonable request (i) at any time after the occurrence and during the continuance of an Event of Default or, (ii) in any event, once annually, each Grantor shall furnish to each of the Secured Parties a report detailing material changes in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

          (f) Not more than once each year or at any time during the occurrence and continuance of an Event Default, promptly upon the reasonable request of the Agent, each Grantor shall deliver to the Agent such warehouse receipts, bills of lading and other documents of title with respect to Inventory and Equipment as are requested, together with copies of all invoices with respect to the Inventory and Equipment.

          (g) Each Grantor shall not deposit any Collateral to the landlord for the Lewiston, Maine facility for a "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in Maine or under other relevant law) receipt or any other document.

          SECTION 11. Insurance.  (a)  Each Grantor shall, at its own expense,
                      ---------
maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. Each such policy shall in addition
(i) name such Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iii) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, upon the Agent's request at any time after the occurrence and during the continuance of an Event of Default and, in any event, once annually, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of
Section 9.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to any Equipment or Inventory when Section 11(c) is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 11 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Upon the occurrence and during the continuance of any Event of Default, or the actual or constructive total loss (in excess of $500,000 per occurrence) of any

Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 19(b).

          SECTION 12. Place of Perfection; Records; Collection of Receivables.
                      -------------------------------------------------------
(a) Each Grantor shall keep its principal place of business and its chief executive office, and the office where it keeps its records concerning the Collateral of such Grantor and the original copies of the Assigned Agreements of such Grantor to which it is a party, and all originals of all chattel paper that evidence its Receivables, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records, Assigned Agreements and chattel paper and shall permit representatives of the Agent at any time during normal business hours of such Grantor to inspect and make abstracts from such records and chattel paper. If the jurisdiction of any securities intermediary that maintains a Securities Account or the jurisdiction of any commodity intermediary that maintains a Commodity Account shall change from that jurisdiction specified in Section 8(f), such Grantor shall promptly notify the Agent of such change and of such new jurisdiction.

          (b) Except as otherwise provided in this Section 12(b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, each Grantor may take (and, at the Agent's direction, shall take) such action as such Grantor or the Agent may reasonably deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the
                               --------  -------
right at any time after the occurrence and during the continuance of an Event of Default, upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Agent referred to in the proviso to the immediately preceding
                                         -------
sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment) to be held as cash collateral and applied as provided by Section 19(b), and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

          SECTION 13. Voting Rights; Dividends; Etc.  (a)  So long as no Event
                      -----------------------------
of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Security Collateral; provided, however, that any and all
                 --------  -------

                (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property and assets received or receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                (C) cash paid or payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and, if received by such Grantor, shall be received in trust for the benefit of the Agent, shall be segregated from other property and assets or funds of such Grantor and shall be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment). Each Grantor promptly upon the request of the Agent, shall execute such documents and do such acts as may be necessary or desirable in the judgment of the Agent to give effect to this clause (ii).

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may request for the purpose of enabling such Grantor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to subparagraph (i) of this Section 13(a) and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to clause (ii) of this Section 13(a).

          (b) Upon the occurrence and during the continuance of an Event of Default and upon exercise of foreclosure remedies by the Agent under Section 19 hereof:

          (i) All rights of each Grantor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to subparagraph (i) of Section 13(a) shall, upon notice to such Grantor by the Agent, cease and (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to subparagraph (ii) of Section 13(a) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and retain as Security Collateral such dividends, interest payments and other distributions.

          (ii) All dividends, interest payments and other distributions that are received by any Grantor contrary to the provisions of clause (i) of this Section 13(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property and assets or funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

          SECTION 14.  As to the Assigned Agreements.  (a)  Each Grantor shall,
                       -----------------------------
at its own expense:

          (i) perform and observe all the terms and provisions of each Assigned Agreement to be performed or observed by it, maintain such Assigned Agreement in full force and effect and enforce each such Assigned Agreement in accordance with its terms, and take all such action to such end as may be from time to time reasonably requested by the Agent; and

          (ii) furnish to the Agent, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Borrower under or pursuant to any Assigned Agreement and, from time to time, (A) furnish to the Agent such information and reports regarding the Collateral as the Agent may reasonably request and (B) upon the request of the Agent, make to each other party to any Assigned Agreement such demands and requests for information and reports or for action as such Grantor is entitled to make under such Assigned Agreement.

          (b)    Each Grantor agrees not:

          (i) to cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof without the consent of the Agent, which consent shall not be unreasonably withheld,

          (ii) to amend, modify or otherwise change in any manner any material term or material condition of any Assigned Agreement or give any consent, waiver or approval thereunder without the consent of the Agent, which consent shall not be unreasonably withheld,

          (iii) to waive any default under or any breach of any term or condition of any Assigned Agreement without the consent of the Agent, which consent shall not be unreasonably withheld, or

          (iv) take any other action in connection with any Assigned Agreement that would impair the value of the interest or rights of such Grantor thereunder or that would impair the interest or rights of the Agent.

          SECTION 15.  Transfers and Other Liens; Additional Shares.  (a)  Each
                       --------------------------------------------
Grantor agrees not (i) to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales of Inventory in the ordinary course of business and sales permitted pursuant to Section 5.02(e) of the Credit Agreement, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the pledge, assignment and security interest created by this Agreement, Permitted Liens, and other Liens to the extent permitted pursuant to Section 5.02(a) of the Credit Agreement.

          (b) Each Grantor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge to the Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          SECTION 16.  Agent Appointed Attorney-in-Fact.  Each Grantor hereby
                       --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, upon the occurrence and continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 11,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts, instruments, chattel paper and other documents in connection with Section 16(a) or 16(b) above (including, without limitation, all instruments representing any dividend, interest payment or other distribution in respect of the Security Collateral or any part thereof) and give full discharge for the same, and

          (d) to file any claims, to take any action or to institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or to enforce the rights of the Agent with respect to any of the Collateral.

          SECTION 17.  Agent May Perform.  If any Grantor fails to perform any
                       -----------------
agreement contained herein, the Agent may upon notice to such Grantor perform, or cause the performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 21(b).

          SECTION 18.  The Agent's Duties.  The powers conferred on the Agent
                       ------------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which BNP accords its own property of like tenor.

          SECTION 19.  Remedies.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "Code") (whether or not the Code
                                              ----
     applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it shall at its own expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 21) in whole or in part by the Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in such order as the Agent shall elect. In determining the amounts owing to the Hedge Banks under the Secured Hedge Agreements, the Agent shall be entitled to rely and be fully protected in relying, upon the Agreement Values of the Secured Hedge Agreements. The term "Agreement Value" means, with respect to any Secured Hedge Agreement at any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of any "agreement value" under such Secured Hedge Agreement as though such Secured Hedge Agreement were terminated on such date, calculated as provided in the 1991 ISDA Definitions published by the International Swap Dealers Association, Inc. Each determination of Agreement Value shall be made by the Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Agent may exercise any and all rights and remedies of the Grantors under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantors to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement or any other Collateral.

          (d) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment).

          (e) The Agent may, without notice to any Grantor, except as required by law, and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the L/C Cash Collateral Account, or any part thereof.

          SECTION 20.  Registration Rights.  If the Agent shall determine to
                       -------------------
exercise its right to sell all or any of the Security Collateral pursuant to
Section 19, each Grantor agrees that, upon request of the Agent, such Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Security Collateral of such Grantor contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), to cause
                                                     --------------
     the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (b) use its best efforts to qualify the Security Collateral under the state securities or "blue sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as reasonably requested by the Agent;

          (c) cause each such issuer that is a Subsidiary of such Grantor to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 12(a) of the Securities Act and the rules and regulations thereunder;

          (d) provide the Agent with such other information and projections as may be reasonably necessary or, in the reasonable opinion of the Agent, advisable to enable the Agent to effect the sale of such Security Collateral; and

          (e) do or use its best efforts cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 19, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (a) above, (ii) any information and projections provided to it pursuant to subsection (d) above and (iii) any other information in its possession relating to the Security Collateral. Solely for purposes of this
Section 20, the term "Security Collateral" will not include Pledged
Indebtedness.

          SECTION 21.  Indemnity and Expenses.  (a)  Each of the Grantors
                       ----------------------
jointly and severally agrees to indemnify the Agent, each Secured Party and each of their respective officers, directors, employees, agents and advisors (each an "Indemnified Party") from, and hold each of them harmless against, any and all
 -----------------
claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and reasonable expenses of counsel) arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, damages, losses, liabilities and expenses are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) Each Grantor jointly and severally agrees to pay to the Agent, upon demand, the amount of any and all expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of any Secured Party hereunder or
(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          SECTION 22.  Security Interest Absolute.  The obligations of each
                       --------------------------
Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against such Grantor to enforce this Agreement irrespective of whether any action is brought against the other Grantors or whether the other Grantors are joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforceability of any Loan Document, any Hedge Agreement or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Secured Hedge Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

          (iii) any taking, exchange, release or nonperfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (iv) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of its Subsidiaries;

          (v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries; or

          (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor of a security interest.

          SECTION 23.  Amendments; Waivers; Etc.  (a)  No amendment or waiver of
                       ------------------------
any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of any Secured Party to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit B hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an
------------------------------
"Additional Collateral Grantor" and shall be and become a Grantor, and each
------------------------------
reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Collateral Grantor and (ii) the supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V hereto, as appropriate, and the Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          SECTION 24.  Addresses for Notices.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Grantor, addressed to it at the address set forth below the name of such Grantor on the signature pages hereof, and if to the Agent, any Lender, the Issuing Bank, the Swing Line Bank or any Hedge Bank, addressed to it at its address set forth in Section 9.02 of the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the each other party complying as to delivery with the terms of this Section 24. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, addressed as aforesaid.

          SECTION 25.  Continuing Security Interest; Assignments Under the
                       ---------------------------------------------------
Credit Agreement.  This Agreement shall create a continuing security interest in
----------------
the Collateral and shall (a) remain in full force and effect until the latest of
(i) the payment in full in cash of the Secured Obligations and all other amounts payable under this Agreement, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of and be enforceable by the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), subject to Section
9.07 of the Credit Agreement, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          SECTION 26.  Release and Termination.  (a)  Upon any sale, lease,
                       -----------------------
transfer or other disposition of any item of Collateral in accordance with the terms of the Loan

Documents (other than sales of Inventory and Equipment in the ordinary course of business), the Agent shall, at the appropriate Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of
                                  --------  -------
such request and such release, no Default shall have occurred and be continuing,
(ii) such Grantor shall have delivered to the Agent, at least ten days prior to the date of the proposed release, a request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), together with a form of release for execution by the Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.06(b) of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent at the closing thereof.

          (b) Upon the later of (i) the cash payment in full of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the appropriate Grantor. Upon any such termination and reversion, the Agent shall, at the appropriate Grantor's expense, return to such Grantor such of the Collateral of such Grantor in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and reversion.

          SECTION 27.  The Mortgages.  In the event that any of the Collateral
                       -------------
hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          SECTION 28.  Governing Law; Submission to Jurisdiction; Waiver of Jury
                       ---------------------------------------------------------
Trial; Etc.  (a)  This Agreement shall be governed by and construed in
----------
accordance with the laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Code are used herein as therein defined.

          (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or Secured Hedge Agreement to which it is or is to be a party, or for recognition and enforcement of any judgment, and such Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection or defense that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right that any party may otherwise have to commence or participate in any action, suit or proceeding relating to this Agreement, any of the other Loan Documents or any Secured Hedge Agreement to which it is or is to be a party, or otherwise to proceed against any Grantor, in any other jurisdiction.

          (c) Each Grantor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Grantor at the address set forth below its name on the signature page hereof, or by any other method permitted by law. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (d) To the extent that any Grantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Grantor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, any other Loan Document and any Secured Hedge Agreement to which it is or is to be a party.

          (e) TO THE EXTENT PERMITTED BY LAW, EACH GRANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY SECURED HEDGE AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                              IRON AGE CORPORATION



                              By /s/ Keith A. McDonough
                                ------------------------------------
                                   Name: Keith A. McDonough
                                   Title: Executive Vice President
                                   Address:  Robinson Plaza Three
                                             Suite 400
                                             Pittsburgh, PA  15205


                              IRON AGE HOLDINGS CORPORATION




                              By /s/ Keith A. McDonough
                                ------------------------------------
                                   Name: Keith A. McDonough
                                   Title: Vice President - Finance
                                   Address:  Robinson Plaza Three
                                             Suite 400
                                             Pittsburgh, PA  15205

                              IRON AGE INVESTMENT COMPANY



                              By /s/ Keith A. McDonough
                                ------------------------------------
                                   Name: Keith A. McDonough
                                   Title: President
                                   Address:  801 West Street
                                             Wilmington, DE  19801

                              FALCON SHOE MFG. CO.



                              By /s/ Keith A. McDonough
                                ------------------------------------
                                   Name: Keith A McDonough
                                   Title: Vice President
                                   Address:  2 Cedar Street
                                             P.O. Box 1286
                                             Lewiston, Maine
                                             04243-1286

                                   EXHIBIT A
                                      to
                              Security Agreement


                        FORM OF BLOCKED ACCOUNT LETTER



                                                ______ __, 1998



[Blocked Account Bank Address]

Attn:  [          ]


                                   [Grantor]
                                   ---------

Ladies and Gentlemen:

          Reference is made to the deposit accounts listed on the attached
Schedule I into which certain monies, instruments and other properties are deposited from time to time (the "Accounts") maintained with you by [Grantor], a
                                  --------
________ corporation (the "Company"). Pursuant to a Security Agreement dated
                           -------
April 24, 1998 (as amended, supplemented or otherwise modified, the "Security
                                                                     --------
Agreement"), the Company has granted to Banque Nationale de Paris, as Agent for
---------
the Secured Parties referred to in the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified, the "Credit Agreement")
                                                           ----------------
with the Company, a security interest in certain property of the Company, including, among other things, the following (the "Account Collateral"): the
                                                   ------------------
Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Accounts, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Accounts with you that you agree to this letter agreement.

          By signing this letter agreement, you acknowledge notice of the Security Agreement and confirm to the Agent that you have received no notice of any other pledge or assignment of the Accounts. Further, you hereby agree with the Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to the Accounts, the Accounts are and will be subject to the terms and conditions of the

     Security Agreement, will be maintained solely for the benefit of the Agent, will be entitled "Banque Nationale de Paris, as Agent, Re: [Grantor]" and will be subject to written instructions only from an officer of the Agent.

          (b) Upon the written request of the Agent to you, which request shall specify that an "Event of Default" under the Credit Agreement has occurred and is continuing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error), you shall immediately transfer (at the cost and expense of the Company) subject to your usual deposit terms, all funds then or thereafter deposited in the Accounts by wire transfer into the Agent's Account at the Federal Reserve Bank of New York, 33 Liberty Street, New York, NY, 10048, ABA No. 026007689, for further credit to Account No. 750420-701-08.

          (c) From and after the date that the Agent shall have sent to you a written notice (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that an "Event of Default" under the Credit Agreement has occurred and until the date, if any, that the Agent shall have advised you in writing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that no Event of Default is continuing, you shall not honor any withdrawal or transfer from, or any check, draft or other item of payment on, the Accounts, other than any withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent, and, to the extent of collected funds in the Accounts, you shall honor each such withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent.

          (d) You will follow your usual operating procedures for the handling of the Accounts, including any remittance received in the Accounts that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

          (e) You shall furnish to the Agent, promptly upon the reasonable written request of the Agent in each instance, all information regarding the Accounts, to the extent the same is provided to the Company, for the period of time specified in such written notice, and the Company hereby authorizes you to furnish same.

          (f) You agree that you will not make, and you hereby waive all of your rights to make, any charge, debit or offset to the Accounts for any reason whatsoever, and waive any and all liens, whether contractual or provided under law, which you may have or hereafter acquire on the Accounts or funds therein, in each case, other than any charge, offset, debit or lien in respect of your customary service charges relating to the Accounts.

          (g) All service charges and fees with respect to the Accounts shall be payable by the Company.

          (h)    After the giving of notice referred to in paragraphs (b) and
     (c) above, the Agent shall be entitled to exercise any and all rights of the Company in respect of the Accounts, and the undersigned shall comply in all respects with such exercise.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Agent, the other Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Company and the Agent. Upon such termination you shall close the Accounts and transfer all funds in the Accounts to the Agent's Account specified in paragraph (b) above.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                    Very truly yours,

                                    [GRANTOR]

                                    By _________________________________
                                       Name:
                                       Title:


                                    BANQUE NATIONALE DE PARIS,
                                         as Agent


                                    By _________________________________
                                       Title:


                                    By _________________________________
                                       Title:

Acknowledged and agreed to as of
the date first above written:

[BLOCKED ACCOUNT BANK NAME]


By ________________________________
   Title:

                        SCHEDULE I TO EXHIBIT A TO THE
                              SECURITY AGREEMENT


                                   Accounts
                                   --------

                                   EXHIBIT B
                                      to
                              Security Agreement


                     FORM OF SECURITY AGREEMENT SUPPLEMENT



                                                            _______________,19__


Banque Nationale de Paris,
   as Agent
499 Park Avenue
New York, New York  10022
Attention:  Structured Finance Group


                    Security Agreement dated April 24, 1998
                         between Iron Age Corporation,
                     Banque Nationale de Paris, as Agent,
                       and certain other parties thereto
                       ---------------------------------

Ladies and Gentlemen:

          Reference is made to the above-captioned Security Agreement (as amended, supplemented or otherwise modified, the "Security Agreement"). Unless
                                                  ------------------
otherwise defined herein, terms defined in the Security Agreement are used herein as therein defined.

          The undersigned affirms that it has received ________________ in consideration for the execution and delivery of this Security Agreement Supplement.

          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Grantor" shall also mean and be a reference to the undersigned.

          The undersigned hereby assigns and pledges to the Agent for its benefit, the benefit of the Issuing Bank, the Swing Line Bank and the ratable benefit of the Lenders and hereby grants to the Agent for its benefit, the benefit of the Issuing Bank, the Swing Line Bank and the ratable benefit of the Lenders as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired.

          The undersigned has attached hereto supplements to Schedules I through V to the Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written.

          The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement as to itself and as to its Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as all other Grantors.

          This letter shall be governed by and construed in accordance with the laws of the State of New York.


                              Very truly yours,

                              [NAME OF ADDITIONAL
                                 GRANTOR]


                              By ____________________________________
                                 Name:
                                 Title:
                                 Address:

                                   EXHIBIT C
                                      to
                              Security Agreement

                         FORM OF CONSENT AND AGREEMENT

          The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated April 24, 1998 (as amended, supplemented or otherwise modified, the "Security Agreement"; unless
                                                  ------------------
otherwise defined herein, terms defined therein are used herein as therein defined) from Iron Age Corporation, a Delaware corporation (the "Borrower") and
                                                                 --------
certain other parties thereto (together with the Borrower, the "Grantors") to
                                                                --------
Banque Nationale de Paris, New York Branch ("BNP"), as Agent (together with any
                                             ---
successor agent thereto, the "Agent") for the Secured Parties referred to
                              -----
therein, and hereby agrees with the Agent that:

     1. The undersigned hereby acknowledges and agrees that the execution and delivery [(i)] of this Consent and Agreement is a material inducement to the willingness of the Lender Parties to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into the arrangements permitted by Section 5.02(b)(ii)(A) of the Credit Agreement [and (ii) repeats and reaffirms for the benefit of the Secured Parties the representations and warranties made in Section ____ of the Assigned Agreement].

     2. The undersigned will make, upon the occurrence and during the continuance of any Event of Default (unless otherwise required to be paid to the Lender Parties under the Credit Agreement), all payments to be made by it under or in connection with the ___________ Agreement dated ________, 19__ (as amended, supplemented or otherwise modified, the "Assigned Agreement") between
                                                  ------------------
the undersigned and the Grantor in accordance with the instructions of the Agent.

     3. All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

     4. The Agent shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

     5. The undersigned will not, without the prior written consent of the Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Agreement in any manner.

     6. Any notices to the Agent pursuant hereto shall be in writing and shall be delivered to:

               Banque Nationale de Paris, as Agent
               499 Park Avenue
               New York, New York  10022
               Attention:  Structured Finance Group
               Telecopier:  (212) 418-8269

     7. This Consent and Agreement constitutes the entire agreement of the parties hereto in respect of the subject matter hereof and may not be amended, supplemented or otherwise modified without the written agreement of the parties hereto.

          This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of, and enforceable by, the Secured Parties and their respective successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:  __________ __, 19__                       [NAME OF OBLIGOR]


                                                  By __________________________
                                                     Name:
                                                     Title:

                                  SCHEDULE I
                                  ----------

                                PLEDGED SHARES
                                --------------

                                    PART A
                                    ------

                                                                                        PERCENTAGE OF
                                                           STOCK                         ISSUED AND
                                 CLASS OF               CERTIFICATE      NUMBER          OUTSTANDING
   GRANTOR          ISSUER        STOCK     PAR VALUE     NUMBER       OF SHARES      SHARES OF ISSUER
   -------          ------        -----     ---------     ------       ---------      ----------------
Iron Age        Iron Age           Com.       $1.00         1            1,000                100%
Holdings        Corporation
Corporation

Iron Age        Falcon Shoe        Com.       $1.00        64            9,800                100%
Corporation     Mfg. Co.

Iron Age        Iron Age           Com.       $ .01       1 & 2          1,000                100%
Corporation     Investment                                             (943 & 57)
                Company

Iron Age        Iron Age           Com.      (no par        C-3             66                 66%
Corporation     Canada Ltd.                    in
                                             Canada)
Iron Age        Iron Age de        Com.       N$500                         65                 66%
Investment      Mexico S.A. de                  New
Company         C.V.                          Pesos

                             PLEDGED INDEBTEDNESS

                                    PART B
                                    ------

                                                                      OUTSTANDING
   GRANTOR         ISSUER      DESCRIPTION OF DEBT  FINAL MATURITY  PRINCIPAL AMOUNT
   -------         ------      -------------------  --------------  ----------------
Iron Age        Iron Age       Grid Note            None            Varies
Corporation     Canada Ltd.

Iron Age        Iron Age       Grid Note            None            Varies
Corporation     Mexico, S.A.
                de C.V.

Iron Age        Iron Age       Grid Note            None            Varies
Investment      Corporation
Company

Falcon Shoe     Iron Age       Grid Note            None            Varies
Mfg. Co.        Corporation

Iron Age        Falcon Shoe    Grid Note            None            Varies
Corporation     Mfg. Co.

                              Securities Accounts

                                    Part C
                                    ------

                                                                          Securities Account
Issuer of             Description of        Securities Intermediary       (number, location
Financial Asset       Financial Asset       (Name and address)            and jurisdiction)
---------------       ---------------       -----------------             ----------------
None



                              Commodity Accounts

                                    Part D
                                    ------

                                                                                          Commodity Account
Description of         Board of trade, exchange or        Commodity Intermediary          (Number, location
Commodity Contract     market where traded                (Name and address)              and jurisdiction)
------------------     -------------------                -----------------               ----------------
None

                                  SCHEDULE II
                                  -----------

                              ASSIGNED AGREEMENTS
                              -------------------


The Canadian Security Agreement dated as of April 24, 1998 made by Iron Age Canada Ltd., a corporation duly incorporated under the laws of Ontario, to and in favor of Iron Age Corporation, a Delaware corporation.

                                  SCHEDULE III
                                  ------------

                     LOCATIONS OF EQUIPMENT AND INVENTORY*
                     ------------------------------------


Property at 240 North Avenue in the village of Penn Yan, Yates County, New York Property at the locations on the list attached hereto.



__________________________

* The inventory listed in Schedule III does not include inventory in transit or inventory located in shoemobiles.

                                  SCHEDULE IV
                                  -----------

                          TRADE NAMES AND TRADEMARKS
                          --------------------------

                             IRON AGE CORPORATION

                                U.S. TRADEMARKS
                                ---------------

=====================================================================
TRADEMARK                         REGISTRATION NO.  REGISTRATION DATE
---------                         ----------------  -----------------
---------------------------------------------------------------------
IRON AGE MAXIMUM & Design                1,671,179             1/7/92
----------------------------------------------------------------------
IRON AGE SPORTWORK II                    1,677,695             3/3/92
----------------------------------------------------------------------
GRABBER                                    928,349             2/1/72
----------------------------------------------------------------------
FREEDOM TOE                              1,276,282             5/1/84
----------------------------------------------------------------------
METAPRO                                    949,859             1/2/73
----------------------------------------------------------------------
SAFE-GARD                                1,082,707            1/17/88
----------------------------------------------------------------------
IRON AGE & Design                        1,212,263           10/12/82
----------------------------------------------------------------------
IRON AGE                                   634,888            9/25/56
----------------------------------------------------------------------
MIGHTY TOUGH                             1,919,851            9/19/95
----------------------------------------------------------------------
MIGHTY TOUGH & Design                    1,919,852            9/19/95
----------------------------------------------------------------------
IRON AGE PLUS                            2,112,932           11/11/97
----------------------------------------------------------------------
ROUGH CREEK                              2,082,503            7/22/97
----------------------------------------------------------------------
OIL RESISTANT GUARANTEED SHU-              780,371           11/17/64
LIFE SOLE
----------------------------------------------------------------------
KNAPP ATVS BUILT TO GO                   1,919,898            9/19/95
ANYWHERE (Stylized Letters)
----------------------------------------------------------------------
KNAPP ATVS BUILT TO GO                   1,967,884            4/16/96
ANYWHERE
----------------------------------------------------------------------
KNAPP ATVS U.S.A. 2000 SERIES            1,901,251            6/20/95
(Stylized Letters)
----------------------------------------------------------------------
KNAPP ATVS U.S.A. 2000 SERIES            1,905,063            7/11/95
----------------------------------------------------------------------
ATVS BY KNAPP                            1,477,784            2/23/88
----------------------------------------------------------------------
TUF-SHOT                                 1,344,676            6/25/85
----------------------------------------------------------------------
TWO-SHOT                                 1,201,228            7/13/82
----------------------------------------------------------------------
KNAPP MASTER CRAFT CUSHIONED             1,133,194            4/15/80
COMFORT (and Design)
----------------------------------------------------------------------
KNAPP SHOES & Design                       785,262            2/16/65
----------------------------------------------------------------------

----------------------------------------------------------------------
KNAPP FREE-WAY CUSHIONED SHOES             671,243           12/16/58
& Design
======================================================================


                               U.S. SERVICE MARKS
                               ------------------

=====================================================================
SERVICE MARK                     REGISTRATION NO.  REGISTRATION DATE
------------                     ----------------  ------------------
---------------------------------------------------------------------
IRON AGE                                1,966,512             4/9/96
---------------------------------------------------------------------
IRON AGE PLUS                           2,120,443            12/9/97
=====================================================================

                          U.S. TRADEMARK APPLICATIONS
                          ---------------------------

=====================================================================
TRADEMARK                                    SERIAL NO.  FILING DATE
---------                                    ----------  -----------
---------------------------------------------------------------------
RUFFHIDES                                    74/491,094      2/15/94
---------------------------------------------------------------------
SPORTWORK                                       319,367       7/3/97
---------------------------------------------------------------------
ARMOR 75X-TRA LITE & Design                     342,582      8/18/97
---------------------------------------------------------------------
SAFE-GARD                                       357,666      9/16/97
---------------------------------------------------------------------
HIGH-WIDE PROFILE II                            418,663       1/9/98
---------------------------------------------------------------------
THE SOLES OF WORKING AMERICA                    462,254       4/6/98
=====================================================================


                         U.S. SERVICE MARK APPLICATIONS
                         ------------------------------

     None.


                               FOREIGN TRADEMARKS
                               ------------------

=====================================================================
TRADEMARK       COUNTRY          REGISTRATION NO.  REGISTRATION DATE
-----------  --------------      ----------------  -----------------
---------------------------------------------------------------------
IRON AGE     Benelux                      488,506            12/7/90
---------------------------------------------------------------------
IRON AGE     Canada                       223,537            10/7/77
---------------------------------------------------------------------
IRON AGE     Germany                    1,022,860           11/27/80
---------------------------------------------------------------------
IRON AGE     Denmark                    2318-1981             9/4/81
---------------------------------------------------------------------
IRON AGE     France                     1,621,306           11/27/80
---------------------------------------------------------------------
IRON AGE     United Kingdom             1,144,205           11/19/80
---------------------------------------------------------------------
IRON AGE     Mexico                       419,038             3/8/92
---------------------------------------------------------------------
IRON AGE     Norway                       110,047            12/3/81
---------------------------------------------------------------------

---------------------------------------------------------------------
IRON AGE     Taiwan                       434,908            3/16/89
---------------------------------------------------------------------
IRON AGE     China                        642,723            5/21/93
---------------------------------------------------------------------
IRON AGE     Sweden                       176,255            4/16/81
---------------------------------------------------------------------
IRON AGE     Hong Kong                      04875           12/30/93
---------------------------------------------------------------------
IRON AGE     United Kingdom             1,512,133             9/9/92
---------------------------------------------------------------------
IRON AGE     Japan                        3338462             8/8/97
---------------------------------------------------------------------
IRON AGE     Korea                         386476           12/15/97
---------------------------------------------------------------------


                             FOREIGN SERVICE MARKS
                             ---------------------

=====================================================================
SERVICE MARK    COUNTRY               REGISTRATION NO.  REGISTRATION
--------------  -------               ----------------  ------------
                                                        DATE
                                                        ----
---------------------------------------------------------------------
IRON AGE        Korea                        41362           2/19/98
=====================================================================


                         FOREIGN TRADEMARK APPLICATIONS
                         ------------------------------

=====================================================================
TRADEMARK           COUNTRY                  SERIAL NO.  FILING DATE
---------           -------                  ----------  -----------
---------------------------------------------------------------------
SPORTWORK         Mexico                        318,773       1/7/98
---------------------------------------------------------------------
ARMOR 75X-TRA     Canada                        322,891      1/20/98
 LITE & Design
---------------------------------------------------------------------
KNAPP             Canada                        865,487     12/31/97
---------------------------------------------------------------------
SPORTWORK         Canada                        865,488     12/31/97
---------------------------------------------------------------------
SPORTWORK II &    Canada                        865,489     12/31/97
 Design
---------------------------------------------------------------------
IRON AGE          Philippines                   102,856      9/20/95
---------------------------------------------------------------------
SAFE-GARD         Canada                        869,158      2/11/98
---------------------------------------------------------------------
SAFE-GARD         Mexico                        325,962      3/16/98
=====================================================================

                       FOREIGN SERVICE MARK APPLICATIONS
                       ---------------------------------

===============================================================
SERVICE MARK        COUNTRY        SERIAL NO.       FILING DATE
------------        -------        ----------       -----------
---------------------------------------------------------------
IRON AGE            Philippines        102857           9/20/95
===============================================================


                          IRON AGE INVESTMENT COMPANY

                              U.S. REGISTRATIONS
                              ------------------

     None.


                      FOREIGN SERVICE MARK REGISTRATIONS
                      ----------------------------------

============================================================
SERVICE MARK    COUNTRY  REGISTRATION NO.  REGISTRATION DATE
------------    -------  ----------------  -----------------
------------------------------------------------------------
IRON AGE        Mexico             509304           10/31/95
------------------------------------------------------------
IRON AGE        Canada        TMA 473,865            3/26/97
============================================================


                             FALCON SHOE MFG. CO.

                                U.S. TRADEMARKS
                                ---------------

=====================================================================
TRADEMARK                         REGISTRATION NO.  REGISTRATION DATE
---------                         ----------------  -----------------
---------------------------------------------------------------------
DUNHAM                                     895,088            7/21/70
---------------------------------------------------------------------
DUNHAM TYROLEANS                           740,975           11/20/62
---------------------------------------------------------------------
DUNHAM WAFFLE-STOMPERS                     973,456           11/20/73
---------------------------------------------------------------------
GREAT FOOTWEAR FOR THE GREAT             1,119,327            5/29/79
 OUTDOORS
---------------------------------------------------------------------
THE WAY OF NATURE. . .THRU THE           1,110,565             1/2/79
 HANDS OF MAN
---------------------------------------------------------------------
RUGGARDS (Stylized)                        419,794             3/5/46
---------------------------------------------------------------------
TRU-TRAK                                 1,437,386            4/21/87
---------------------------------------------------------------------
TRUKKERS                                   993,107            9/10/74
---------------------------------------------------------------------
DUNHAM DOUBLE COVERAGE TOES &            1,855,821            9/27/94
 DESIGN
---------------------------------------------------------------------
DURAFLEX                                   843,731             2/6/68
---------------------------------------------------------------------
WIDE TRAK                                2,030,521            1/14/97
---------------------------------------------------------------------
ARMOR-TECH                               2,051,944            4/15/97
=====================================================================

                              STATE REGISTRATION
                              ------------------

=====================================================================
TRADEMARK     STATE   REGISTRATION NO.  REGISTRATION DATE
---------     -----   ----------------  -----------------
---------------------------------------------------------------------
DUNHAM       Vermont             4,553            3/29/73
=====================================================================


                             FOREIGN REGISTRATIONS
                             ---------------------

==============================================================
 TRADEMARK      COUNTRY    REGISTRATION NO.  REGISTRATION DATE
------------  -----------  ----------------  -----------------
--------------------------------------------------------------
DUNHAM        Austria               142,074            5/21/92
--------------------------------------------------------------
DUNHAM        Canada                225,957            2/10/78
TYROLEANS
--------------------------------------------------------------
DUNHAM'S      Italy                 586,393           12/29/92
--------------------------------------------------------------
DUNHAM        Japan               1,620,432            9/29/83
--------------------------------------------------------------
DUNHAM        Germany             2,027,548             1/5/93
--------------------------------------------------------------
DUNHAM        Spain               1,683,507             4/3/95
--------------------------------------------------------------
DUNHAM        Canada                460,625             8/2/96
--------------------------------------------------------------
DUNHAM'S      France              1,613,236            9/30/90
--------------------------------------------------------------
DUNHAM'S      Switzerland           383,406            7/19/91
==============================================================


                             FOREIGN APPLICATIONS
                             --------------------

========================================================
TRADEMARK       COUNTRY       SERIAL NO.     FILING DATE
---------       -------       ----------     -----------
--------------------------------------------------------
ARMOR-TECH      Canada           801,437         1/10/96
---------------------===================================


                      TRADEMARK APPLICATIONS TO BE FILED
                      ----------------------------------

=================================================
TRADEMARK                           COUNTRY
---------                           -------
-------------------------------------------------
THE SOLE OF WORKING AMERICA         United States
-------------------------------------------------
KNAPP                               United States
=================================================

                                  SCHEDULE V
                                  ----------

                               BLOCKED ACCOUNTS
                               ----------------


BANK ACCOUNT                  ACCOUNT NAME         ADDRESS
------------                  ------------         -------

Iron Age
--------
Holdings Corporation
--------------------

PNC Bank of Delaware          56-4173-3320         300 Delaware Ave. Ste 327
                                                   Wilmington, DE  19801


Iron Age Investment
-------------------
Company
-------

PNC Bank of Delaware          Checking Acct:       300 Delaware Ave. Ste 327
                              56-4173-338          Wilmington, DE  19801


Falcon Shoe Mfg. Co.
--------------------

Key Bank of Maine             5020099              55 Lisbon Street
                                                   Lewiston, ME  04240

Iron Age Corporation
--------------------

PNC Bank                      1001739581           Fifth Ave. and Wood Street
                              1001739602           Pittsburgh, PA  15265
                              1004405333

National Bank of Geneva       274718677            2 Seneca Street
                                                   P.O. Box 193
                                                   Geneva, NY  14456

Bath National Bank            536701423            184 Main Street
                              536701431            Penn Yan, NY  14527

                                  SCHEDULE VI
                                  -----------

                             FINANCING STATEMENTS
                             --------------------


Please see Exhibit A re: certain UCC filings.

                                 Schedule III
                                 ------------
                                  (continued)
                                  -----------

                              IRON AGE CORPORATION
                      ALL LOCATIONS WITH LEASE INFORMATION
  [Lessee is Iron Age Corporation except where otherwise noted (see pp. 8&9)]

LOCATION           LOCATION                                                                      Annual      Expiration
Code               (ADDRESS)               ST    COUNTY**      Lessor                            Rent*          Date
----               ---------               --    --------      ------                            -----          ----
170       Mobile, Al Mobile Unit           AL    Mobile        Springdale Stores, Inc.         $18,300.00      4/30/99
          Yester Oaks Shopping Center
          3696B  Airport Blvd.
          Mobile, AL 36608

164       Birmingham Mobile Unit           AL    Jefferson     Birmingham Realty               $20,400.00      8/31/02
          660 University Blvd., Suite H                        Company
          Birmingham, AL  35233

105       Phoenix Mobile Unit              AZ    Maricopa      Westco Properties of Phoenix    $12,068.52      8/31/02
          2837 McDowell Road
          Phoenix, AZ  85009

217       Tucson I/A Store                 AZ    Pima          Kackley Properties              $ 8,656.20      12/14/98
          2628 East 22nd Street
          Tucson, AZ 85713

106       San Jose Mobile                  CA    Santa Clara   Gambord Trust Properties        $28,200.00      12/31/01
          1626 Old Bayshore Hwy.
          San Jose, CA  95112

110       Los Angles Mobile Unit           CA    Orange        VSW Investments                 $25,284.00      11/30/98
          6475 Knott Avenue
          Unit 4
          Buena Park, CA  90040

166       Los Angeles Mobile Unit          CA    Los Angeles   Crow-Copley-Commerce #1 Assoc.  $25,505.28      10/14/99
          3328 Garfield Ave.
          Commerce, CA  90040

177       Los Angeles Knapp                CA    Los Angeles   Commerce Properties             $52,356.00      04/30/98
          5380 E. Washington Blvd.
          Los Angeles, CA  90504

178       Torrance, CA                     CA    Los Angeles   Floyd Sanger, Jr.               $34,128.00      06/30/02
          18533 Hawthorne Blvd.
          Torrance, CA  90504

179       West Covina, CA                  CA    Los Angeles   Varney Center, Inc.             $34,128.00      06/30/00
          408 North Azusa Ave.
          West Covina, CA 91790

172       Denver Mobile Unit               CO    Jefferson     Wyatt Enterprises               $13,332.00      4/30/01

            4952 Ward Road
            Wheat Ridge, CO  80033

173         Milford Mobile Unit          CT  New Haven     321 B.P.R. LLC                  $24,779.52      9/30/00
            321 Boston Post Road
            Milford, CT  06460

108         Mid-Atlantic Mobile Unit     DE  New Castle    Airport Business Center VI      $21,729.24      2/28/00
            Airport Business Center
            243 Quigley Blvd.
            Suite J
            New Castle, DE  19720

113         Tampa Mobile Unit            FL  Hillsborough  Henry M. Ransone                $14,058.00      12/31/03
            5100 East Broadway
            Tampa, FL  33169

131         Jacksonville Mobile Unit     FL  Duval         St. Augustine Road Investments  $10,255.20      5/31/01
            Commerce Park
            4541-7 Augustine Road
            Jacksonville, FL  32207

134         Ft. Lauderdale Mobile Unit   FL  Broward       PBP Venture Corp-Trammell       $16,992.24      12/31/98
            Cypress Creek Industrial Park
            Suite 215
            6600 N. W. 12th Avenue
            Ft. Lauderdale, FL  33309

114         Jonesboro Mobile Unit        GA  Clayton       B&B Management, Inc.            $16,956.36      07/31/00
            7681 Southlake Parkway
            Suite 750
            Jonesboro, GA  30326

121         Augusta Mobile Unit          GA  Richmond      Meybohm Realty                  $10,500.00      5/31/99
            Aarbour Crossing
            3240 Peach Orchard Rd.
            Augusta, GA 30906

196         Forest Park, GA              GA  Clayton       F.P. Limited                    $ 9,799.92      month to month
            4436 Jonesboro Road
            Forest Park, GA  30050

107         Moline Mobile Unit           IL  Rock Island   Kuang Lia Sung                  $15,000.00      7/31/98
            South Park Plaza, Unit #1
            4703 16th St.
            Moline, IL  61265

132         Franklin Park Mobile Unit    IL  Cook          Myers Industries                $26,448.00      10/31/98
            11125 Franklin Avenue
            Franklin Park, IL  60131

185         Oaklawn, IL                  IL  Cook          Joaquin Martinez                $26,400.00      12/02/99
            8238 S. Cicero Ave.
            Oaklawn, IL  60453

186         Melrose Park, IL             IL  Cook          Lee Alport                      $18,759.96      07/31/00
            2300 North Ave.
            Melrose Park, IL  60160

160         Indianapolis                 IN  Marion         F&R Realty Co.                 $12,600.00      5/31/00
            Mobile Unit
            5446 W. 86th Street
            Indianapolis, IN  46268

158         Louisville Mobile Unit       KY   Jefferson     DeLor Ltd.                     $24,269.16      4/30/01
            3101 Fern Valley Road,
            Suite 14
            Louisville, KY 40213

156         Baton Rouge Mobile Unit      LA   E. Baton      Lennar Partners                $18,562.56      3/31/99
            Southridge Center                 Rouge
            88350 Florida Blvd., Ste. A1
            Baton Rouge, LA 70809

102         Worcester Mobile Unit        MA   Worcester     KRS Realty Trust               $21,735.00      8/31/98
            Heritage Business Park                          d/b/a Heritage
            1200 Milbury St., Suite 7K
            Worcester, MA 01607

139         Mansfield Mobile Unit        MA   Bristol       Nancy Gray McNeeley            $29,400.00      1/31/01
            888 South Main St., Rt. 140
            Mansfield, MA 02048


187         Brockton, MA                 MA   Plymouth      Stonehill Shoppes Inc.         $44,313.00      10/31/01
            Lambert's Rainbow Square
            1285 Belmont Street
            Brockton, MA 02401


153         Baltimore Mobile Unit        MD   Baltimore     MIE Development                $19,956.00      4/30/00
            1667 Kneeht Ave., Ste. D (front)
            Baltimore, MD 21227

117         Westbrook Mobile Unit        ME   Cumberland    Portland Associates Trust      $16,320.00      1/31/01
            Bradlee's Plaza
            11 Main Street
            Westbrook, ME 04101

188         Lewiston, ME                 ME  Androscoggin   Equity Properties              $ 4,800.00      12/31/99
            80 Middle Street
            Lewiston, ME 04240

135         Michigan Mobile Unit         MI   Oakland       Madison Square Ltd. Part.      $15,984.00      11/9/99
            31036 John R. Street
            Madison Heights, MI 48071

169         Kentwood Mobile Unit         MI   Kent          Giant Development              $15,000.00      2/28/00
            4445-D Breton Ave., SE
            Kentwood, MI 49508

183         Eastpointe, MI               MI   Macomb        East Detroit Investment        $24,000.00      6/30/99
            20909 Gratiot Ave.
            Eastpointe, MI 48021

184         Westland, MI                 MI   Wayne         Black & Decker (U.S.)          $16,263.96      10/31/03
            8047 Wayne Road
            Westland, MI 48185

126         Minneapolis Mobile Unit      MN   Hennepin      St. Croix Medical, Inc.        $10,992.00      7/31/98
            5155 E. River Rd., Suite 415
            Minneapolis, MN 55421

115         Independence Mobile Unit     MO   Jackson       Noland South Development Co.   $13,151.16      1/31/00
            4380 South Noland Road
            South Noland Shopping Center
            Independence, MO  64055

122         St. Louis Mobile Unit        MO   St. Louis     Metro Park Joint Venture       $23,400.00      2/28/00
            11984 Dorsett Road
            Maryland Heights, MO 63043

111         Charlotte Mobile Unit        NC   Mecklenburg   Vinson Realty Co.              $13,197.00      12/31/99
            Stock Port Business Center
            2900 Westinghouse Blvd -112A
            Charlotte, NC 28217

124         Greensboro Mobile Unit       NC   Guilford      Joseph M. McDowell             $18,000.00      6/30/99
            701 Carnegie Place
            Greensboro, NC 27409

159         Raleigh Mobile Unit          NC   Durham        Highwoods/Forsyth              $21,299.52      5/31/01
            Creekstone Crossing Ser                         Limited Partner
            Center
            5400 S. Miami Blvd., Suite 104
            Morrisville, NC 27560

195         Charlotte, NC                NC   Mecklenburg   Varnadore Associates           $17,499.96      05/31/98
            3809 E. Independence Blvd.
            Charlotte, NC 28205

101         New Jersey Mobile Unit       NJ   Middlesex     AAA Budget Self Storage        $24,375.00      10/14/02
            1617 Stelton Road
            Piscataway, NJ 00854

146         Parsippany Mobile Unit       NJ   Morris        Susa Realty Corp.              $29,712.00      1/31/01
            325 Route 46 East
            Pasrsippany, NJ 07054

 175        Cherry Hill, NJ              NJ   Camden        Robert Mark Associates         $25,404.24      08/31/02
            2121 Route 70 West
            Cherry Hill, NJ 08002

193         Wayne, NJ                    NJ   Passaic       Construction Realty Co., Inc.  $44,493.12      06/16/01
            Willow Square
            113 Rout 46
            Wayne, NJ  07512

194         Union, NJ                    NJ   Union         Rondo Music, Inc.              $32,721.96      11/30/00
            1605 Route 22
            Union, NJ  07083

157         Albuquerque Mobile Unit      NM   Bernalillo    Southeast Candelaria Ltd.      $16,380.00      03/31/99
            2029 Candelaria N.E.
            Albuquerque, NM 87107


005         Penn Yan Warehouse #2/       NY   Yates         Yates County IDA             $31,800.00      2/28/99
            Central Tractor
            1 Keuka Business Park
            Senecca Bldg.
            Penn Yan, NY 14528

109         Vestal Mobile Unit           NY   Broome        Hart Electronics Corp.         $21,312.00      8/31/99
            241 Vestal Parkway East
            Vestal, NY 13850

141         Depew Mobile Unit            NY   Eric          Dick Urban Plaza Associated    $21,600.00      12/16/01
            Dick Urban Plaza
            502 Dick Road
            Depew, NY  14043

165         Westbury Truck               NY   Nassua        Ronrett Realty Company         $23,970.72      09/30/01
            9155 Merrick Ave.
            Westbury, NY

168         Albany Mobile Unit           NY   Saratoga      J. Eric King                   $30,658.56      03/05/03
            76 Crossing Blvd.
            Clifton Park, NY 12065

209         Penn Yan Store               NY   Yates         Jean A. Jensen                 $19,200.00      9/30/00
            130 Main Street
            Penn Yan, NY 14527

180         Rochester, NY                NY   Monroe        Milton Axelrod                 $21,600.00      06/30/01
            2862 Q. Henrietts Road
            Rochester, NY 14623

181         Cheektowaga, NY              NY   Erie          M.S. Real Estate               $21,675.00      month to month
            1625 Walden Ave.
            Cheektowaga, NY 14225

189         Elmhurst, NY                 NY   Kings         Leeann Associates              $51,000.00      month to month
            86-26 Queens Rd.
            Elmhurst, NY 10704

190         Yonkers, NY                  NY   Westchester   Wyckoff Ind. Dev. Corp.        $67,143.96      10/26/98
            680 Central Park Ave.
            Yonkers, NY 10704

191         Westbury, NY                 NY   Nassau        Ronret Realty Company          $79,104.12      09/30/01
            915 Merrick Ave.
            Westbury, NY 11590

192         Brooklyn, NY                 NY   Kings         Juliana Investors              $17,031.00      05/31/98
            2381 Flatbush Ave.
            Brooklyn, NY  11234

197         Bohemia, NY                  NY  Suffolk        Connetquot Associates          $ 24,600.00     12/31/02
            4629 Sunrise Highway
            Bohemia, NY  11716

138         Bedford Mobile Unit          OH  Cuyahoga       Meadowbrook Market  Square     $ 16,800.00     6/30/99
            Meadowbrook Market Square
            22137 Rockside Road
            Bedford, OH 44146

155         Cincinnati Mobile Unit       OH  Hamilton       Norwood Real Estate Partners   $ 14,263.56     7/31/99
            2300 Wall St., Suite P
            Cincinnati, OH 45212

162         Columbus Mobile Unit         OH  Franklin       Hartsook Real Estate Corp.     $ 13,599.96     4/30/03
            1850 Bethel Road
            Columbus, OH  43220

136         Oklahoma City Mobile Unit    OK  Oklahoma       Windsor Park Associates        $ 12,600.00     6/30/00
            2506 N. Meridian
            Oklahoma City, OK  73107

163         Tulsa Mobile Unit            OK  Tulsa          Security Square Shopping       $ 14,400.00     9/30/99
            10915 E. 31st Street
            Tulsa, OK  74129

137         Portland Mobile Unit         OR  Multnomah      Linda Hess                     $ 15,900.00     7/16/98
            711 S. E. Stark Street
            Portland, OR  97214

001         Iron Age                     PA  Allegheny      Joseph A. & Carolyn C.         $ 255,023.41    9/30/99
            Robinson Plaza Three,                           Massaro
            Suite 400
            Pittsburgh, PA  15205

            5900 Baum Blvd.                                                                $ 100.00
            Exhibition Floater

118         Pittsburgh Mobile Unit       PA  Allegheny      Joseph Olszewski               $ 48,000.00     5/31/03
            4450 Steubenville Pike
            Pittsburgh, PA  17402

147         York Mobile Unit             PA  York           H.G. Rotz Associates, Inc.     $ 17,700.00     9/30/00
            2133 Industrial Highway
            York, PA  17402

151         Erie Mobile Unit             PA  Erie           Terra Erie Associates          $  7,200.00     9/30/98
            Eastway Plaza
            4245 Buffalo Road (Rt. 20)
            Erie, PA 16510

125         Manati Mobile Unit           PR  Manati         Ernesto Acosta Matos           $ 24,000.00     3/31/00
            Road #2, Kilometer 44.7
            BO. Cantera #43, Suite 2
            Manati, PR 00701

142         Caguas Mobile Unit                PR  Caguas         Turabo Development, Inc.       $ 22,500.00     5/14/01
            State Road No. 189, Km. 4
            Caguas, PR 00726

152         Ponce Mobile Unit                 PR  Ponce          Hilda Gonzales Logo            $ 13,800.00     4/30/99
            Las Americas Ave., #10
            Ponce, PR 00731

119         Florence Mobile Unit              SC  Florence       Joseph  M. McDowell           $  10,800.00     6/30/99
            795 North Cashue Drive
            Florence, SC 29501

129         Spartanburg Mobile Unit           SC  Spartanburg    Johnson Development Assoc.     $  9,600.00     5/31/00
            Cleveland Village Shopping Cen
            1564 Asheville Hwy. Suite 9
            Spartanburg, SC  29303

145         Columbia Mobile Unit              SC  Richland       McWill Partnership             $ 30,000.00     11/30/06
            1545 Burnette Drive
            Columbia, SC 29210

100         Memphis Mobile Unit               TN  Shelby         BICO Associates                $ 16,020.00     9/30/99
            3140 Teeehulahoma Rd.
            Suite 12
            Memphis, TN 38118

112         Nashville Mobile Unit             TN  Davidson       Charles W. Hawkins III         $ 17,100.00     4/30/00
            331 Wilmington Road
            Nashville, TN 37217

127         Knoxville Mobile Unit             TN  Knox           West End Phasde I              $ 11,199.96     9/17/00
            156 West End Ave.
            Farragut, TN 37922

143         Kingsport Mobile Unit             TN  Sullivan       J. Fred Brooks                 $  5,160.00     8/31/99
            Wilcox Business Center
            Unit 2, Bldg. 3
            920 S. Wilcox Drive
            Kingsport, TN 37660

230         Goodyear Tire & Rubber Co.        TN  Obion          Williams Scotman               $  2,273.16     month to month
            3260 Barbam Road
            Union City, TN 38281

103         El Paso Mobile Unit               TX  El Paso        Shirlee Z. Amstater            $ 18,588.00     12/31/00
            2914 East Yandell.
            Suite 1
            El Paso, TX 79903

120         Dallas Mobile Unit                TX  Dallas         Sam Lewis                      $ 18,000.00     2/31/01
            1000 Lupo Drive
            Dallas, TX 75207

123         Houston Mobile Unit               TX  Harris         T.T. Templin                   $ 24,000.00     2/31/00
            9000 Emmott Road
            Houston, TX 77040

128         San Antonio Mobile Unit           TX  Bexar          N.P. Partners, Ltd.            $ 16,860.00     5/31/99
            3903 Fredericksburg Road
            San Antonio, TX  782291

140         Longview Mobile Unit              TX  Greg           Dell Thompson                  $ 12,000.00     10/31/05
            1517 Pine Tree Road
            Longview, TX 75604

144         Pasadena Mobile Unit              TX  Harris         John O. Harris                 $ 11,880.00     9/30/98
            4111 Fairmont Parkway
            Suite 108
            Pasadena, TX 77504

150         Austin Store                      TX  Travis         Kramer Center, Inc.            $ 18,000.00     12/31/98
            11055 Burnett Rd
            Austin, TX 78758

130         Salt Lake City Mobile Unit        UT  Salt Lake      Fulton Partnership             $ 16,868.28     12/31/99
            2284 South Redwood Rd.
            West Valley City, UT  84119

104         Virginia Mobile Unit              VA  Bedford        Edward McNally                 $ 16,800.00     6/30/00
            Popular Forest Center
            P.O. Box 1170, Route 5
            Forest, VA 24551

176         Norfolk Mobile Unit               VA  Independent    Northampton Corporate          $ 18,636.00     4/30/00
            Northampton Business Center                          Park Assoc.
            5760 Northampton Blvd.
            Suite 112
            Virginia Beach, VA  23455

222         Goodyear                          VA  Independent    Williams Scotman               $  2,587.68     month to month
            1435 Goodyear Blvd.
            Danville, VA 24541

337         Hocchst Celanese                  VA                 GE Capital Modular Space       $  5,655.36     9/10/98
            Corporation
            P.O. Box 440
            Pairsburg, VA 24134

133         Seattle Mobile Unit               WA  King            Cumberland Industrial Center   $18,600.00     10/31/01
            22030 68th Ave., South
            Building A
            Kent, WA  98032

116         Greendale Mobile Unit             WI  Milwaukee      Megal Development Corp.        $ 17,100.00     4/30/99
            Unit D
            7030 Industrial Loop
            Greendale, WI 53129

229         Green Bay Store                   WI  Brown          Walnut Center Company          $  7,332.00     12/31/99
            2979 Allied Street
            Green Bay, WI 54304

161         Parkersburg                       WV  Wood           Jerome S. Glazer               $  6,600.00     7/31/99
            202 Park Center Drive
            Parkersburg, WV 26101

            Iron Age Canada, LTD                CN  Ontario        Von-Land Corporation           C$50,151.96     6/30/01
            475 North Rivermede Rd.,                               Limited
            Unit 2
            Concord, ON L4K-3R2

122         Iron Age Canada, LTD                CN  Alberta        Capital Ideas LTD              C$10,500.00     1/31/01
            Bay #204
            255 28 Street S.E.
            Calgary, Alberta

130         Iron Age Canada, LTD                CN  British Columbia Colliers                     C$32,432.28     04/30/02
            11500 Bridgeport Road
            Suite 105
            Richmond, British Columbia V6X IT2

160         Iron Age Canada, LTD                CN  Ontario        Associates Corporation of      C $5,400.00     11/30/98
            2500 Barton Street East                                North America and
            Hamilton, Ontario L8E  4A2                             Ongiara Properties, Inc.       C$46,963.08     08/30/00

161         Iron Age Canada, LTD                CN  Ontario        St. Catherines Equities        C$26,551.50     07/31/02
            286 Bunting Road                                       Limited
            St. Catherines, Ontario L2M 7S5

162         Iron Age Canada, LTD                CN  Ontario        Jack & Percy Rosen             C$35,310.00     month to month
            353 Manitou Drive
            Kitchener, Ontario N2C  IL5

163         Iron Age Canada, LTD                CN  Ontario        Enterprise Property Group      C$18,877.20     05/31/00
            304 Dunlop Street West
            Unit A
            Barrie, Ontario L4N 7L2

164         Iron Age Canada LTD                 CN  Ontario        John and Paul Mobilos          C$14,775.24    month to month
            433 Simcoc Street South
            South Simoce Plaza
            Oshawa, Ontario L1H 4J5

165         Iron Age Canada, LTD                CN  Ontario        John Tillney Warrington        C$15,079.20     month to month
            196 Rubidge Street
            Peterborough, Ontario LIH 4J5

            Iron Age Canada, LTD                CN  Ontario        Comro Developments             C$32,945.88     12/31/99
            1790 Dundas Street East
            Units 14 & 15'
            London, Ontario N5W 3E5

            Iron Age De Mexico S.A.             MX                 Quimica Industrial Fronteriza  N$184,833.60    12/31/99
            DE C.V.
            Cattetera Juaraz Porvenir 1568 9-B
            Centro Comercial Satelite
            Ciudad Juarez, Chihuahua

            Falcon Shoe Manufacturing           ME  Androscoggin   Roy Continental                $216,917.28     03/31/99
            Company
            2 Cedar Street
            Lewiston, ME 04204

            Falcon Shoe/Knapp            ME  Androscoggin  Equity Properties               $122,268.80     12/31/99
             Manufacturing
            80 Middle Street
            Lewiston, ME 04210

            Knapp Shoes (old             MA  Plymouth      Concord Foods, Inc.             $121,263.60     10/31/98
             corporate offices)
            One Knapp Centre
            Brockton, MA  02401

            *     Excludes CAM and Taxes
            **    County not included in lease

                             IRON AGE UCC FILINGS
           IN CONNECTION WITH THE FEBRUARY 26, 1997 CREDIT AGREEMENT
                      AND APRIL 24, 1998 CREDIT AGREEMENT

====================================================================================================================================

DEBTOR: IRON AGE CORPORATION       ORIGINAL UCC-1 FILING    BNP'S UCC-3 FILING       BNP'S UCC-1 FILING       FILINGBNP'S UCC-2/3
                                                                                                              AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------

CREDIT  STATE  JURISDICTION        FILING    FILING         FILING     FILING        FILING    FILING         FILING    FILING
FOR                                DATE      NO.            DATE       NO.            DATE     NO.            DATE      NO.
====================================================================================================================================

PNC     AL     Secretary of State  1/24/95   B95-03248FS    3/3/97     B95-03248     3/3/97    B97-08492 FS
------------------------------------------------------------------------------------------------------------------------------------

PNC     AK     Secretary of State  None      None           None       None          3/3/97    427548
------------------------------------------------------------------------------------------------------------------------------------

PNC     AZ     Secretary of State  12/29/93  770984         3/3/97     770984        3/3/97    957911
------------------------------------------------------------------------------------------------------------------------------------

PNC     AZ     Secretary of State  1/24/95   817127         3/3/97     817127        None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     AR     Secretary of State  None      None           None       None          3/4/97    1061423
------------------------------------------------------------------------------------------------------------------------------------

PNC     CA     Secretary of State  12/28/93  93259814       3/3/97     97065C0251    3/3/97    9706660051
------------------------------------------------------------------------------------------------------------------------------------

PNC     CA     Secretary of State  1/31/95   9503361114     3/3/97     97065C0253    None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     CO     Secretary of State  1/24/95   952005994      3/3/97     19972016142   3/3/97    19972016439
------------------------------------------------------------------------------------------------------------------------------------

PNC     CT     Secretary of State  1/24/95   1600529        3/3/97     1754008       3/3/97    1753752
------------------------------------------------------------------------------------------------------------------------------------

PNC     DE     Secretary of State  11/15/93  9315322        3/3/97     9707027       3/3/97    97-07021
------------------------------------------------------------------------------------------------------------------------------------

PNC     DE     Secretary of State  1/24/95   9501249        3/3/97     9707026       None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     DC     Recorder of Deeds   None      None           None       None          3/3/97    9700003527
------------------------------------------------------------------------------------------------------------------------------------

PNC     FL     Secretary of State  11/10/93  930000231898   3/3/97     970000044751  3/3/97    970000044748
------------------------------------------------------------------------------------------------------------------------------------

PNC     FL     Secretary of State  1/25/95   950000016550   3/3/97     970000044753  None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     GA     Clayton County      12/29/93  93-4670        3/3/97     31-1997-1161  3/3/97    31-1997-1163
------------------------------------------------------------------------------------------------------------------------------------

PNC     GA     Clayton County      1/24/95   31-1995-154    3/3/97     31-1997-1162  None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

DEBTOR: IRON AGE CORPORATION       ORIGINAL UCC-1 FILING    BNP'S UCC-3 FILING        BNP'S UCC-1 FILING       FILINGBNP'S UCC-2/3
                                                                                                               AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------

CREDIT  STATE  JURISDICTION        FILING    FILING         FILING     FILING         FILING    FILING         FILING    FILING
FOR                                DATE      NO.            DATE       NO.            DATE      NO.            DATE      NO.
====================================================================================================================================

PNC     GA     Richmond County     12/29/93  158724         3/3/97    121-1997-000770 3/3/97    121-1997-
                                             (Reel 1019,                                        000769
                                             Page 700)
------------------------------------------------------------------------------------------------------------------------------------

PNC     GA     Richmond County     1/24/95   121-1995-120   3/3/97    121-1997-000771 None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     HI     Secretary of State  None      None           None      None            3/19/97   97-036039
------------------------------------------------------------------------------------------------------------------------------------

PNC     ID     Secretary of State  None      None           None      None            3/3/97    741982
------------------------------------------------------------------------------------------------------------------------------------

PNC     IL     Secretary of State  11/9/93   3187164        3/5/97    389649          3/11/97   3661136
------------------------------------------------------------------------------------------------------------------------------------

PNC     IL     Secretary of State  1/24/95   3355701        3/5/97    389650          None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     IN     Secretary of State  11/10/93  1878287        3/3/97    1878287         3/3/97    2108360
------------------------------------------------------------------------------------------------------------------------------------

PNC     IN     Secretary of State  11/10/93  1878287        3/3/97    1878287         3/3/97    2108360
------------------------------------------------------------------------------------------------------------------------------------

PNC     IN     Secretary of State  11/10/93  1878287        3/3/97    1878287         3/3/97    2108360
------------------------------------------------------------------------------------------------------------------------------------

PNC     IN     Secretary of State  1/24/95   1962901        3/3/97    1962901         None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     IA     Secretary of State  None      None           None      None            3/3/97    K815237
------------------------------------------------------------------------------------------------------------------------------------

PNC     KS     Secretary of State  None      None           None      None            3/3/97    2330471
------------------------------------------------------------------------------------------------------------------------------------

PNC     KY     Secretary of State  11/15/93  134326         3/3/97    134326          3/3/97    142094
------------------------------------------------------------------------------------------------------------------------------------

PNC     KY     Secretary of State  1/24/95   137666         3/3/97    137666          None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     KY     Jefferson County    12/30/93  93-11787       3/3/97    93-11787        3/4/97    97-01753
------------------------------------------------------------------------------------------------------------------------------------

PNC     KY     Jefferson County    1/25/95   95-00853       3/3/97    95-00853        None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------

PNC     LA     Parish of East      12/29/93  17-1092287     3/3/97    17-1129776      3/3/97    17-1129774
               Baton Rouge
------------------------------------------------------------------------------------------------------------------------------------

PNC     LA     Parish of East      1/24/95   17-1103262     3/3/97    17-1129775      None      None           None      None
               Baton Rouge
------------------------------------------------------------------------------------------------------------------------------------

PNC     ME     Secretary of State  11/12/93  1054721        3/3/97    T0594410        3/3/97    1210730
------------------------------------------------------------------------------------------------------------------------------------

PNC     ME     Secretary of State  1/24/95   1110557        3/3/97    T0594411        None      None           None      None
------------------------------------------------------------------------------------------------------------------------------------


=========================================================================================
DEBTOR: IRON AGE CORPORATION      ORIGINAL UCC-1 FILING      BNP'S UCC-3 FILING
-----------------------------------------------------------------------------------------
                                  FILING                     FILING
CREDITOR  STATE   JURISDICTION    DATE       FILING NO.      DATE       FILING NO.
=========================================================================================
PNC       MD      Department      11/10/93   133167765       3/7/97     133167765
                  of                         (Liber 3560,
                  Assessments                Folio 0356)
                  & Taxation
-----------------------------------------------------------------------------------
PNC       MD      Department      1/24/95    150257210       3/7/97     150257210
                  of                         (Liber 3682,
                  Assessments                Folio 0376)
                  & Taxation
-----------------------------------------------------------------------------------
PNC       MD      Baltimore       12/30/93   463627 (Liber   3/7/97     Bk2143
                  County                     2110, Folio                Pg002
                                             412)
-----------------------------------------------------------------------------------
PNC       MD      Baltimore       1/24/95    468370 (Liber   3/7/97     Bk2143
                  County                     2130, 827)                 Pg827
-----------------------------------------------------------------------------------
PNC       MA      Secretary of    12/29/93   206722          3/3/97     002127
                  the
                  Commonwealth
-----------------------------------------------------------------------------------
PNC       MA      Secretary of    1/24/95    288432          3/3/97     002128
                  the
                  Commonwealth
-----------------------------------------------------------------------------------
PNC       MA      City Clerk      11/12/93   111060          3/3/97     111060
                  of Worcester
-----------------------------------------------------------------------------------
PNC       MA      City Clerk      1/26/95    113329          3/3/97     113329
                  of Worcester
-----------------------------------------------------------------------------------
PNC       MA      Mansfield       None       None            None       None
                  Town
-----------------------------------------------------------------------------------
n/a       MA      Brockton City   SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------
n/a       MA      Holbrook Town   SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------
PNC       MI      Secretary of    11/10/93   36906B          3/3/97     36906B
                  State
-----------------------------------------------------------------------------------
PNC       MI      Secretary of    1/25/95    51822B          3/3/97     51822B
                  State
-----------------------------------------------------------------------------------
PNC       MN      Secretary of    12/29/93   1639973         3/3/97     1921634
                  State
-----------------------------------------------------------------------------------
PNC       MN      Secretary of    1/24/95    1732604         3/3/97     1921633
                  State
-----------------------------------------------------------------------------------

=========================================================================================
DEBTOR: IRON AGE CORPORATION       BNP'S UCC-1  FILING     BNP'S UCC-2/3 AMENDMENT FILING
-----------------------------------------------------------------------------------------
                                   FILING                  FILING
CREDITOR  STATE    JURISDICTION    DATE       FILING NO.   DATE           FILING NO.
=========================================================================================
PNC       MD       Department       3/7/97    170698063
                   of
                   Assessments
                   & Taxation
-----------------------------------------------------------------------------------------
PNC       MD       Department       None      None         None           None
                   of
                   Assessments
                   & Taxation
-----------------------------------------------------------------------------------------
PNC       MD       Baltimore        None      None         None           None
                   County
-----------------------------------------------------------------------------------------
PNC       MD       Baltimore        None      None         None           None
                   County
-----------------------------------------------------------------------------------------
PNC       MA       Secretary of     3/3/97    452095
                   the
                   Commonwealth
------------------------------------------------------------------------------------------
PNC       MA       Secretary of     None      None         None           None
                   the
                   Commonwealth
------------------------------------------------------------------------------------------
PNC       MA       City Clerk       3/3/97    117188
                   of Worcester
------------------------------------------------------------------------------------------
PNC       MA       City Clerk       None      None         None           None
                   of Worcester
------------------------------------------------------------------------------------------
PNC       MA       Mansfield        3/4/97    41
                   Town
------------------------------------------------------------------------------------------
n/a       MA       Brockton City    SEE IAK ACQUISITION CHART
------------------------------------------------------------------------------------------
n/a       MA       Holbrook Town    SEE IAK ACQUISITION CHART
------------------------------------------------------------------------------------------
PNC       MI       Secretary of     3/3/97    D204025
                   State
------------------------------------------------------------------------------------------
PNC       MI       Secretary of     None      None         None           None
                   State
------------------------------------------------------------------------------------------
PNC       MN       Secretary of     3/3/97    1921303
                   State
------------------------------------------------------------------------------------------
PNC       MN       Secretary of     None      None         None           None
                   State
------------------------------------------------------------------------------------------

=================================================================================
DEBTOR: IRON AGE CORPORATION      ORIGINAL UCC-1 FILING     BNP'S UCC-3 FILING
---------------------------------------------------------------------------------
                                  FILING                    FILING
CREDITOR  STATE  JURISDICTION     DATE       FILING NO.     DATE       FILING NO.
==================================================================================
PNC       MS     Secretary of     None       None           None       None
                 State
----------------------------------------------------------------------------------
PNC       MT     Secretary of     None       None           None       None
                 State
----------------------------------------------------------------------------------
PNC       MO     Secretary of     11/15/93   2332393        3/3/97     2332393
                 State
----------------------------------------------------------------------------------
PNC       MO     Secretary of     1/24/95    2496789        3/3/97     2496789
                 State
----------------------------------------------------------------------------------
PNC       MO     St. Louis        12/29/93   015763         3/3/97     015763
                 County
----------------------------------------------------------------------------------
PNC       MO     St. Louis        1/24/95    001055         3/3/97     001055
                 County
----------------------------------------------------------------------------------
PNC       MO     Jackson          11/12/93   J328435        3/3/97     J380177
                 County
----------------------------------------------------------------------------------
PNC       MO     Jackson          1/24/95    J348631        3/3/97     J380178
                 County
----------------------------------------------------------------------------------
PNC       NE     Secretary of     None       None           None       None
                 State
----------------------------------------------------------------------------------
PNC       NH     Secretary of     None       None           None       None
                 State
----------------------------------------------------------------------------------
PNC       NJ     Secretary of     11/15/93   1540244        3/3/97     1540244
                 State
----------------------------------------------------------------------------------
PNC       NJ     Secretary of     1/24/95    1615117        3/3/97     1615117
                 State
----------------------------------------------------------------------------------
PNC       NM     Secretary of     12/29/93   931229054      3/3/97     931229054
                 State
----------------------------------------------------------------------------------
PNC       NM     Secretary of     1/24/95    950124043      3/3/97     950124043
                 State
----------------------------------------------------------------------------------
PNC       NY     Secretary of     11/10/93   236125         3/3/97     043389
                 State
----------------------------------------------------------------------------------
PNC       NY     Secretary of     1/24/95    015834         3/3/97     043384
                 State
----------------------------------------------------------------------------------
PNC       NY     Albany County    None       None           None       None
----------------------------------------------------------------------------------
PNC       NY     Broome County    12/1/93    93003823       3/10/97    93003823
----------------------------------------------------------------------------------
PNC       NY     Broome County    1/25/95    1995000158     3/10/97    1995000158
----------------------------------------------------------------------------------
PNC       NY     Erie County      11/18/93   Q16-577        3/12/97    Q16-577
----------------------------------------------------------------------------------

=========================================================================================
DEBTOR: IRON AGE CORPORATION         BNP'S UCC-1  FILING     BNP'S UCC-2/3 AMENDMENT FILING
-------------------------------------------------------------------------------------------
                                     FILING                  FILING
CREDITOR   STATE    JURISDICTION     DATE       FILING NO.   DATE           FILING NO.
===========================================================================================
PNC        MS       Secretary of     3/3/97     01079643
                    State
--------------------------------------------------------------------------------------------
PNC        MT       Secretary of     3/3/97     503444
                    State
---------------------------------------------------------------------------------------------
PNC        MO       Secretary of     3/3/97     2761678
                    State
----------------------------------------------------------------------------------------------
PNC        MO       Secretary of     None       None         None           None
                    State
---------------------------------------------------------------------------------------------
PNC        MO       St. Louis        3/3/97     2616
                    County
---------------------------------------------------------------------------------------------
PNC        MO       St. Louis        None       None         None           None
                    County
---------------------------------------------------------------------------------------------
PNC        MO       Jackson          3/3/97     J380176
                    County
---------------------------------------------------------------------------------------------
PNC        MO       Jackson          None       None         None           None
                    County
---------------------------------------------------------------------------------------------
PNC        NE       Secretary of     3/3/97     723332
                    State
---------------------------------------------------------------------------------------------
PNC        NH       Secretary of     3/3/97     481904
                    State
---------------------------------------------------------------------------------------------
PNC        NJ       Secretary of     3/3/97     1752902
                    State
---------------------------------------------------------------------------------------------
PNC        NJ       Secretary of     None       None         None           None
                    State
---------------------------------------------------------------------------------------------
PNC        NM       Secretary of     3/3/97     970303086
                    State
---------------------------------------------------------------------------------------------
PNC        NM       Secretary of     None       None         None           None
                    State
---------------------------------------------------------------------------------------------
PNC        NY       Secretary of     3/3/97     043407
                    State
---------------------------------------------------------------------------------------------
PNC        NY       Secretary of     None       None         None           None
                    State
---------------------------------------------------------------------------------------------
PNC        NY       Albany County    3/3/97     97-01593
---------------------------------------------------------------------------------------------
PNC        NY       Broome County    3/3/97     1997000519
---------------------------------------------------------------------------------------------
PNC        NY       Broome County    None       None         None           None
---------------------------------------------------------------------------------------------
PNC        NY       Erie County      3/3/97     Q32-8784
---------------------------------------------------------------------------------------------

=================================================================================================================
DEBTOR: IRON AGE CORPORATION                      ORIGINAL UCC-1 FILING            BNP'S UCC-3 FILING
-----------------------------------------------------------------------------------------------------------------

CREDITOR         STATE   JURISDICTION             FILING DATE       FILING NO.     FILING DATE         FILING NO.
=================================================================================================================
PNC              NY     Erie County               1/24/95           Q16-580        3/12/97             Q16-580
-----------------------------------------------------------------------------------------------------------------
n/a              NY     Kings County              SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------------------------------------
n/a              NY     Monroe County             SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------------------------------------
n/a              NY     Nassau County             SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------------------------------------
n/a              NY     Queens County             SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------------------------------------
n/a              NY     Westchester County        SEE IAK ACQUISITION CHART
-----------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County              12/29/93           93-869        3/3/97               93-869
-----------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County              1/25/95            95-58         3/3/97               95-58
-----------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County              1/25/94            94-45         3/3/97               94-45
                        (Fixture Filing)
-----------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County              1/25/95            95-59         3/3/97               95-59
                        (Fixture Filing)
-----------------------------------------------------------------------------------------------------------------
PNC              NV     Secretary of State        None               None          None                 None
-----------------------------------------------------------------------------------------------------------------
PNC              NC     Secretary of State        11/12/93           1050432       3/3/97               1432134
-----------------------------------------------------------------------------------------------------------------
PNC              NC     Secretary of State        1/24/95            1186423       3/3/97               1432133
-----------------------------------------------------------------------------------------------------------------
PNC              NC     Durham County             None               None          None                 None
-----------------------------------------------------------------------------------------------------------------
PNC              NC     Guilford County           12/29/93           416309        3/3/97               459963
-----------------------------------------------------------------------------------------------------------------
PNC              NC     Guilford County           1/24/95            431560        3/3/97               459962
-----------------------------------------------------------------------------------------------------------------
PNC              NC     Mecklenburg County        2/7/94             001905        3/18/97              004648
-----------------------------------------------------------------------------------------------------------------

=====================================================================================================================
DEBTOR: IRON AGE CORPORATION                           BNP'S UCC-1 FILING              BNP'S UCC-2/3 AMENDMENT FILING
---------------------------------------------------------------------------------------------------------------------

CREDITOR         STATE   JURISDICTION                  FILING DATE      FILING NO.     FILING DATE    FILING NO.
=====================================================================================================================
PNC              NY     Erie County                     None            None           None           None
---------------------------------------------------------------------------------------------------------------------
n/a              NY     Kings County
---------------------------------------------------------------------------------------------------------------------
n/a              NY     Monroe County
---------------------------------------------------------------------------------------------------------------------
n/a              NY     Nassau County
---------------------------------------------------------------------------------------------------------------------
n/a              NY     Queens County
---------------------------------------------------------------------------------------------------------------------
n/a              NY     Westchester County
---------------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County                    3/3/97          97-157
---------------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County                    None            None           None           None
---------------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County                    None            None           None           None
                        (Fixture Filing)
---------------------------------------------------------------------------------------------------------------------
PNC              NY     Yates County                    None            None           None           None
                        (Fixture Filing)
---------------------------------------------------------------------------------------------------------------------
PNC              NV     Secretary of State              3/3/97          9703386
---------------------------------------------------------------------------------------------------------------------
PNC              NC     Secretary of State              3/3/97          001432212
---------------------------------------------------------------------------------------------------------------------
PNC              NC     Secretary of State              None            None           None           None
---------------------------------------------------------------------------------------------------------------------
PNC              NC     Durham County                   3/3/97          97-475
---------------------------------------------------------------------------------------------------------------------
PNC              NC     Guilford County                 3/3/97          459942
---------------------------------------------------------------------------------------------------------------------
PNC              NC     Guilford County                 None            None           None           None
---------------------------------------------------------------------------------------------------------------------
PNC              NC     Mecklenburg County              3/3/97          003789
---------------------------------------------------------------------------------------------------------------------

====================================================================================================================
DEBTOR: IRON AGE CORPORATION                      ORIGINAL UCC-1 FILING            BNP'S UCC-3 FILING
--------------------------------------------------------------------------------------------------------------------
CREDITOR         STATE   JURISDICTION             FILING DATE       FILING NO.     FILING DATE          FILING NO.
====================================================================================================================
PNC              NC      Mecklenburg               1/24/9 5          001033         3/18/97               004647
                         County
--------------------------------------------------------------------------------------------------------------------
PNC              NC      Wake County               12/29/93         93-15959        3/4/97                93-15959
--------------------------------------------------------------------------------------------------------------------
PNC              NC      Wake County               1/24/95          95-08987        3/4/97                95-08987
--------------------------------------------------------------------------------------------------------------------
PNC              ND      Secretary of State        None             None            None                  None
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Secretary of State        11/10/93         AK58490         3/4/97                5395808
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Secretary of State        1/24/95          AL58561         3/4/97                5395809
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Hamilton County           12/29/93         93-240990       3/20/97               97-38905
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Hamilton County           1/24/95          95-9279         3/20/97               97-38907
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Summit County             12/29/93         476967          3/3/97                476967
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Cuyahoga County           1/24/95          1302936         3/3/97                1302936
--------------------------------------------------------------------------------------------------------------------
PNC              OH      Franklin County           1/24/95          003012          3/3/97                04932E10
                                                                    (Book 04323,
                                                                     Page C01)
--------------------------------------------------------------------------------------------------------------------
PNC              OK      Oklahoma County           12/29/93         068185          3/4/97                004093
--------------------------------------------------------------------------------------------------------------------
PNC              OK      Oklahoma County            1/24/95         004092          3/4/97                004092
--------------------------------------------------------------------------------------------------------------------
PNC              OR      Secretary of State        11/19/93         R81449          3/3/97                198846
--------------------------------------------------------------------------------------------------------------------
PNC              OR      Secretary of State         1/24/95         S37267          3/3/97                251387
--------------------------------------------------------------------------------------------------------------------
PNC              PA      Secretary of              11/9/93          22570549        3/3/97                26420739
                         the Commonwealth
--------------------------------------------------------------------------------------------------------------------
PNC              PA      Secretary of               1/23/95         23920790        3/3/97                26420741
                         the Commonwealth
--------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
DEBTOR: IRON AGE CORPORATION                            BNP'S UCC-1 FILING                  BNP'S UCC-2/3 AMENDMENT FILING
--------------------------------------------------------------------------------------------------------------------------
CREDITOR         STATE   JURISDICTION             FILING DATE          FILING NO.           FILING DATE        FILING NO.
==========================================================================================================================
PNC              NC      Mecklenburg              None                 None                 None               None
                         County
--------------------------------------------------------------------------------------------------------------------------
PNC              NC      Wake County              3/4/97               97-001786
--------------------------------------------------------------------------------------------------------------------------
PNC              NC      Wake County              None                 None                 None               None
--------------------------------------------------------------------------------------------------------------------------
PNC              ND      Secretary of State       3/3/97               97-000664214
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Secretary of State       3/5/97               AN45126
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Secretary of State       None                 None                 None               None
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Hamilton County          3/11/97              97-33722
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Hamilton County          None                 None                 None               None
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Summit County            None                 None                 None               None
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Cuyahoga County          3/3/97               1378685
--------------------------------------------------------------------------------------------------------------------------
PNC              OH      Franklin County          3/3/97               04932E02
--------------------------------------------------------------------------------------------------------------------------
PNC              OK      Oklahoma County          3/4/97               N00992
--------------------------------------------------------------------------------------------------------------------------
PNC              OK      Oklahoma County          None                 None                 None               None
--------------------------------------------------------------------------------------------------------------------------
PNC              OR      Secretary of State       3/10/97              362269
--------------------------------------------------------------------------------------------------------------------------
PNC              OR      Secretary of State       None                 None                 None               None
--------------------------------------------------------------------------------------------------------------------------
PNC              PA      Secretary of             3/3/97               26420283
                         the Commonwealth
--------------------------------------------------------------------------------------------------------------------------
PNC              PA      Secretary of             None                 None                 None               None
                         the Commonwealth
--------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Debtor: Iron Age Corporation        Original UCC-1 Filing           BNP's UCC-2 Filing                   BNP's UCC-1 Filing
------------------------------------------------------------------------------------------------------------------------------------
Credi
tor      State    Jurisdiction      Filing Date   Filing No.        Filing Date       Filing No.        Filing Date   Filing No.
====================================================================================================================================
Ampli    PA       Secretary of      12/27/93      22701421          Not Terminated    Not Terminated     None         None
con                  the
                  Commonwealth
------------------------------------------------------------------------------------------------------------------------------------
Norwt    PA       Secretary of      11/10/94      23700239          Not Terminated    Not Terminated     None         None
est                  the
                  Commonwealth
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       Allegheny         11/8/93       UCC-93-07474      3/5/97            UCC-93-007474      3/3/97       UCC-97-001491
                   County
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       Allegheny         1/23/95       UCC-95-000412     3/5/97            UCC-95-000412      None         None
                   County
------------------------------------------------------------------------------------------------------------------------------------
Ampli    PA       Alleghany         12/28/93      08547             Not Terminated    Not Terminated     None         None
con                County
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       Allegheny         1/13/94       49933             3/3/97            49933-T            None         None
                   County
                   (Fixture
                   Filing)
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       Allegheny         1/23/95       51157             3/3/97            51157-T            None         None
                   County
                   (Fixture
                   Filing)
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       Erie County       12/29/93      21474-1993        3/3/97            21474-1993         3/3/97       20369-97
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       Erie County       1/24/95       20121-1995        3/3/97            20121-1995         None         None
------------------------------------------------------------------------------------------------------------------------------------
n/a      PA       Philiadelphia     SEE IAK ACQUISITION CHART
                    County
------------------------------------------------------------------------------------------------------------------------------------
PNC      PA       York County       None          None              None              None               3/3/97       97-ST-00454-01
------------------------------------------------------------------------------------------------------------------------------------
n/a      PR       Secretary of      None          None              None              None               None         None
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      RI       Secretary of      None          None              None              None               3/3/97       663231
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      SC       Secretary of      12/29/93      931229-142617A    3/4/97            970304-100456A     3/3/97       970303-131752A
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      SC       Secretary of      1/24/95       950124-145146A    3/4/97            970304-101458A     None         None
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      SD       Secretary of      None          None              None              None               3/4/97       970630900076
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      TN       Secretary of      1/24/94       273068            3/7/97            972-013349         3/7/97       972-013272
                    State
------------------------------------------------------------------------------------------------------------------------------------

=======================================================================
Debtor: Iron Age Corporation           BNP's UCC-2/3 Amendment Filing
-----------------------------------------------------------------------
Credi
tor      State    Jurisdiction         Filing Date      Filing No.
=======================================================================
Ampli    PA       Secretary of          None            None
con                  the
                  Commonwealth
-----------------------------------------------------------------------
Norwt    PA       Secretary of          None            None
est                  the
                  Commonwealth
-----------------------------------------------------------------------
PNC      PA       Allegheny
                   County
-----------------------------------------------------------------------
PNC      PA       Allegheny             None            None
                   County
-----------------------------------------------------------------------
Ampli    PA       Alleghany             None            None
con                County
-----------------------------------------------------------------------
PNC      PA       Allegheny             None            None
                   County
                   (Fixture
                   Filing)
-----------------------------------------------------------------------
PNC      PA       Allegheny             None            None
                   County
                   (Fixture
                   Filing)
-----------------------------------------------------------------------
PNC      PA       Erie County
-----------------------------------------------------------------------
PNC      PA       Erie County           None            None
-----------------------------------------------------------------------
n/a      PA       Philiadelphia
                    County
-----------------------------------------------------------------------
PNC      PA       York County
-----------------------------------------------------------------------
n/a      PR       Secretary of          None            None
                    State
-----------------------------------------------------------------------
PNC      RI       Secretary of
                    State
-----------------------------------------------------------------------
PNC      SC       Secretary of
                    State
-----------------------------------------------------------------------
PNC      SC       Secretary of          None            None
                    State
-----------------------------------------------------------------------
PNC      SD       Secretary of
                    State
-----------------------------------------------------------------------
PNC      TN       Secretary of
                    State
-----------------------------------------------------------------------

====================================================================================================================================
Debtor: Iron Age Corporation      Original UCC-1 Filing          BNP's UCC-3 Filing                    BNP's UCC-1 Filing
------------------------------------------------------------------------------------------------------------------------------------
Credi
tor      State    Jurisdiction    Filing Date   Filing No.        Filing Date      Filing No.          Filing Date   Filing No.
====================================================================================================================================
PNC      TN       Secretary of    1/24/95       95-391633         3/7/97           972-013348          None          None
                     State
------------------------------------------------------------------------------------------------------------------------------------
PNC      TX       Secretary of    11/10/93      213873            3/3/97           627394              3/3/97        041009
                     State
------------------------------------------------------------------------------------------------------------------------------------
PNC      TX       Secretary of    1/24/95       012970            3/3/97           627395              None          None
                     State
------------------------------------------------------------------------------------------------------------------------------------
PNC      UT       Secretary of    12/29/93      383253            3/3/97           93-383253           3/3/97        97-556361
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      UT       Secretary of    1/24/95       424246            3/3/97           95-424246           None          None
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      VT       Secretary of    None          None              None             None                3/3/97        97-77443
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Secretary of    11/15/93      931115-7810       3/3/97           970303-7043         3/3/97        970303-7301
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Secretary of    1/24/95       950124-7709       3/3/97           970303-7044         None          None
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Bedford         11/16/93      025632            3/3/97           970000178           3/3/97        970000177
                   County
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Bedford         1/24/95       026686            3/3/97           970000179           None          None
                   County
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Danville City   None          None              None             None                3/5/97        97-132
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Giles County    None          None              None             None                3/3/97        16019
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Northampton     None          None              None             None                3/5/97        27
                    County
------------------------------------------------------------------------------------------------------------------------------------
PNC      VA       Virginia        None          None              None             None                3/3/97        97-823
                  Beach City
------------------------------------------------------------------------------------------------------------------------------------
PNC      WA       Secretary of    11/12/93      93-316-0163       3/3/97           97-062-5064         3/3/97        97-062-0527
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      WA       Secretary of    1/24/95       95-024-0007       3/3/97           97-062-5063         None          None
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      WV       Secretary of    12/29/93      390977            3/3/97           390977              3/4/97        0465124
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      WV       Secretary of    1/25/95       0415042           3/3/97           0415042             None          None
                    State
------------------------------------------------------------------------------------------------------------------------------------
PNC      WI       Secretary of    11/10/93      1390733           3/3/97           427579              3/3/97        1652559
                    State
------------------------------------------------------------------------------------------------------------------------------------

======================================================================
Debtor: Iron Age Corporation          BNP's UCC-2/3 Amendment Filing
----------------------------------------------------------------------
Credi
tor      State    Jurisdiction        Filing Date      Filing No.
======================================================================
PNC      TN       Secretary of        None             None
                     State
----------------------------------------------------------------------
PNC      TX       Secretary of
                     State
----------------------------------------------------------------------
PNC      TX       Secretary of        None             None
                     State
----------------------------------------------------------------------
PNC      UT       Secretary of
                    State
----------------------------------------------------------------------
PNC      UT       Secretary of        None             None
                    State
----------------------------------------------------------------------
PNC      VT       Secretary of
                    State
----------------------------------------------------------------------
PNC      VA       Secretary of
                    State
----------------------------------------------------------------------
PNC      VA       Secretary of        None             None
                    State
----------------------------------------------------------------------
PNC      VA       Bedford
                   County
----------------------------------------------------------------------
PNC      VA       Bedford             None             None
                   County
----------------------------------------------------------------------
PNC      VA       Danville City
----------------------------------------------------------------------
PNC      VA       Giles County
----------------------------------------------------------------------
PNC      VA       Northampton
                    County
----------------------------------------------------------------------
PNC      VA       Virginia
                  Beach City
----------------------------------------------------------------------
PNC      WA       Secretary of
                    State
----------------------------------------------------------------------
PNC      WA       Secretary of        None             None
                    State
----------------------------------------------------------------------
PNC      WV       Secretary of
                    State
----------------------------------------------------------------------
PNC      WV       Secretary of        None             None
                    State
----------------------------------------------------------------------
PNC      WI       Secretary of
                    State
----------------------------------------------------------------------

==================================================================================================================================
DEBTOR: IRON AGE CORPORATION            ORIGINAL UCC-1 FILING         BNP'S UCC-3 FILING              BNP'S UCC-1 FILING
----------------------------------------------------------------------------------------------------------------------------------
CREDITOR   STATE  JURISDICTION          FILING DATE   FILING NO.      FILING DATE      FILING NO.     FILING DATE     FILING NO.
==================================================================================================================================
PNC        WI     Secretary of State    1/24/95       1482997         3/3/97           427580         None            None
----------------------------------------------------------------------------------------------------------------------------------
PNC        WY     Secretary of State    None          None            None             None           3/3/97          9706216-1B02
==================================================================================================================================

=================================================================================
DEBTOR: IRON AGE CORPORATION          BNP'S UCC-2/3 AMENDMENT FILING
---------------------------------------------------------------------------------
CREDITOR   STATE  JURISDICTION        FILING DATE      FILING NO.
=================================================================================
PNC        WI     Secretary of State  None             None
---------------------------------------------------------------------------------
PNC        WY     Secretary of State
=================================================================================

=================================================================================================================
DEBTOR:  FALCON SHOE MFG. CO. D/B/A
DUNHAM BOOTMAKERS                            ORIGINAL UCC-1 FILING          BNP'S UCC-3 FILING
-----------------------------------------------------------------------------------------------------------------
CREDITOR       STATE     JURISDICTION        FILING DATE    FILING NO.      FILING DATE   FILING NO.
=================================================================================================================
PNC            ME        Secretary of State  1/24/95        1110555         3/3/97        T0594401
-----------------------------------------------------------------------------------------------------------------
PNC            ME        Androscoggin        1/24/95        01113           3/5/97        Bk3745 Pg 185
                         County                             (BK3378, PG
                                                            332)
-----------------------------------------------------------------------------------------------------------------
PNC            ME        Androscoggin        1/24/95        01111           3/5/97        Bk3745 Pg 189
                         County                             (BK3378, PG
                         (Fixture Filing)                   325)
=================================================================================================================

=================================================================================================================
DEBTOR:  FALCON SHOE MFG. CO. D/B/A
DUNHAM BOOTMAKERS                              BNP'S UCC-1 FILING               BNP'S UCC-2/3 AMENDMENT FILING
-----------------------------------------------------------------------------------------------------------------
CREDITOR       STATE     JURISDICTION          FILING DATE      FILING NO.      FILING DATE     FILING NO.
=================================================================================================================
PNC            ME        Secretary of State    None             None            None            None
-----------------------------------------------------------------------------------------------------------------
PNC            ME        Androscoggin
                         County                None             None            None            None

-----------------------------------------------------------------------------------------------------------------
PNC            ME        Androscoggin
                         County
                         (Fixture Filing)      None             None            None            None
=================================================================================================================

==================================================================================================================================
DEBTOR:  FALCON SHOE MFG. CO. D/B/A
DUNHAM BOOTMAKERS                            ORIGINAL UCC-1 FILING         BNP'S UCC-3 FILING            BNP'S UCC-1 FILING
----------------------------------------------------------------------------------------------------------------------------------
CREDITOR      STATE    JURISDICTION          FILING DATE    FILING NO.     FILING DATE   FILING NO.      FILING DATE    FILING NO.
==================================================================================================================================
PNC           ME       Secretary of State    1/24/95        1110556        3/3/97        T0594402        3/3/97         1210721
                       (P.O. Box
                       address)
----------------------------------------------------------------------------------------------------------------------------------
              ME       Secretary of State    None           None           None           None           3/3/97         1210722
                       (Street address)
----------------------------------------------------------------------------------------------------------------------------------
PNC           ME       Androscoggin          1/24/95        01112          3/5/97         Bk3745 Pg 187  None           None
                       County                               (BK 3378, PG
                                                            329)
----------------------------------------------------------------------------------------------------------------------------------
PNC           ME       Androscoggin          1/24/95        01110          3/5/97         Bk3745 Pg 191  None           None
                       County                               (BK 3378, PG
                       (Fixture Filing)                     321)
==================================================================================================================================

==================================================================================================
DEBTOR:  FALCON SHOE MFG. CO. D/B/A
DUNHAM BOOTMAKERS                                 BNP'S UCC-2/3 AMENDMENT FILING
--------------------------------------------------------------------------------------------------
CREDITOR      STATE    JURISDICTION              FILING DATE                  FILING NO.
==================================================================================================
PNC           ME       Secretary of State
                       (P.O. Box
                       address)
--------------------------------------------------------------------------------------------------
              ME       Secretary of State
                       (Street address)
--------------------------------------------------------------------------------------------------
PNC           ME       Androscoggin             None                        None
                       County

-------------------------------------------------------------------------------------------------
PNC          ME        Androscoggin             None                        None
                       County
                       (Fixture Filing)
================================================================================================

==================================================================================================================================
DEBTOR:  FALCON SHOE MFG. CO.                ORIGINAL UCC-1 FILING         BNP'S UCC-3 FILING              BNP'S UCC-1 FILING
----------------------------------------------------------------------------------------------------------------------------------
CREDITOR     STATE       JURISDICTION        FILING DATE   FILING NO.      FILING DATE     FILING NO.      FILING DATE   FILING NO.
==================================================================================================================================
PNC          ME          Secretary of State  1/25/95       1110621         3/3/97          T0594403        3/3/97         1210723
                         (P.O. Box
                         address)
----------------------------------------------------------------------------------------------------------------------------------
             ME          Secretary of State  None          None            None            None            3/3/97         1210724
                         (Street address)
----------------------------------------------------------------------------------------------------------------------------------
PNC          ME          Androscoggin        1/25/95       01192           3/5/97          Bk3745 Pg 193   None           None
                         County                            (BK3379, PG
                                                           149)
----------------------------------------------------------------------------------------------------------------------------------
PNC          ME          Androscoggin        1/25/95       01188           3/5/97          Bk3745 Pg 197   None           None
                         County                            (BK3379, PG
                         (Fixture Filing)                  134)
==================================================================================================================================

=============================================================================================
DEBTOR:  FALCON SHOE MFG. CO.               BNP'S UCC-2/3 AMENDMENT FILING
---------------------------------------------------------------------------------------------
CREDITOR     STATE       JURISDICTION       FILING DATE           FILING NO.
=============================================================================================
PNC          ME          Secretary of State
                         (P.O. Box
                         address)
---------------------------------------------------------------------------------------------
             ME          Secretary of State
                         (Street address)
---------------------------------------------------------------------------------------------
PNC          ME          Androscoggin
                         County             None                  None
---------------------------------------------------------------------------------------------
PNC          ME          Androscoggin
                         County
                         (Fixture Filing)   None                  None
=============================================================================================

==================================================================================================================
                                        ORIGINAL UCC-1       BNP'S UCC-3       BNP'S UCC-1        BNP'S UCC-2/3
DEBTOR:  FALCON SHOE MFG. CO.           FILING               FILING            FILING             AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------
                                        FILING   FILING      FILING  FILING    FILING  FILING     FILING  FILING
CREDITOR     STATE    JURISDICTION      DATE     NO.         DATE    NO.       DATE    NO.        DATE    NO.
==================================================================================================================
PNC          ME       Secretary         1/25/95  1110620     3/3/97  T0594404  None    None       None    None
                      of State
------------------------------------------------------------------------------------------------------------------
PNC          ME       Androscoggin      1/25/95  01191       3/5/97  Bk 3745   None    None       None    None
                      County                     (BK 3379,           Pg 195
                                                 PG 146)
------------------------------------------------------------------------------------------------------------------
PNC          ME       Androscoggin      1/25/95  01187       3/5/97  Bk 3745   None    None       None    None
                      County                     (BK 3379,           Pg 199
                      (Fixture                   PG 130)
                      Filing)
==================================================================================================================

==================================================================================================================================
DEBTOR:  DUNHAM  BOOTMAKERS    ORIGINAL UCC-1  FILING  BNP'S UCC-3 FILING       BNP'S UCC-1 FILING  BNP'S UCC-2/3 AMENDMENT FILING
----------------------------------------------------------------------------------------------------------------------------------
CREDITOR  STATE  JURISDICTION  FILING DATE  FILING NO. FILING DATE FILING NO.   FILING DATE  FILING NO. FILING DATE  FILING NO.
==================================================================================================================================
PNC       ME     Secretary of    1/25/95    1110619    3/3/97      T0594405     3/3/97       1210725
                 State (P.O.
                 Box address)
----------------------------------------------------------------------------------------------------------------------------------
          ME     Secretary of    None       None       None        None         3/3/97       1210726
                 State (Street
                 address)
----------------------------------------------------------------------------------------------------------------------------------

PNC       ME     Androscoggin    1/25/95    01194      3/5/97      Bk 3745      None         None       None         None
                 County                     (BK 3379,              Pg 201
                                            PG 155)
----------------------------------------------------------------------------------------------------------------------------------
PNC       ME     Androscoggin    1/25/95    01190      3/5/97      Bk 3745      None         None       None         None
                 County                     (BK 3379,              Pg 205
                 (Fixture Filing)           PG 142)
==================================================================================================================================

====================================================================================================================================

DEBTOR:  DUNHAM BOOTMAKERS      ORIGINAL UCC-1 FILING     BNP'S UCC-3 FILING       BNP'S UCC-1 FILINGBNP'S UCC- 2/3 AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------
CREDITOR  STATE  JURISDICTION   FILING DATE   FILING NO.  FILING DATE  FILING NO.  FILING DATE   FILING NO.  FILING DATE  FILING NO.
====================================================================================================================================
PNC       ME     Secretary of   1/25/95       1110622     3/3/97       TO594406    None          None        None         None
                 State
------------------------------------------------------------------------------------------------------------------------------------
PNC       ME     Androscoggin   1/25/95       01193       3/5/97       Bk 3745     None          None        None         None
                 County                       (BK 3379,                Pg 203
                                              PG 152)
------------------------------------------------------------------------------------------------------------------------------------
PNC       ME     Androscoggin   1/25/95       01189       3/5/97       Bk 3745     None          None        None         None
                 County                       (BK 3379,                Pg 207
                 (Fixture                     PG 138)
                 Filing)
====================================================================================================================================

====================================================================================================================================
DEBTOR: IRON AGE HOLDINGS
CORPORATION                      ORIGINAL UCC-1 FILING   BNP'S UCC-3 FILING     BNP'S UCC-1 FILING   BNP'S UCC-2/3 AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------
CREDITOR   STATE  JURISDICTION  FILING DATE  FILING NO.  FILING DATE  FILING NO.  FILING DATE  FILING NO.     FILING DATE FILING NO.
====================================================================================================================================
PNC         DE    Secretary     None         None        None         None        3/3/97       97-07025
                  of State
------------------------------------------------------------------------------------------------------------------------------------
PNC         PA    Secretary     None         None        None         None        3/3/97       26420275
                  of the
                  Commonwealth
------------------------------------------------------------------------------------------------------------------------------------
PNC         PA    Allegheny     None         None        None         None        3/3/97       UCC-97-001490
                  County
------------------------------------------------------------------------------------------------------------------------------------
PNC         PA    Erie County   None         None        None         None        3/3/97       20372-97
------------------------------------------------------------------------------------------------------------------------------------
PNC         PA    York County   None         None        None         None        3/3/97       97-ST-00451-01
====================================================================================================================================

====================================================================================================================================
                                                                                                              BNP'S UCC-2/3
DEBTOR: IAH ACQUISITION CORP.   ORIGINAL UCC-1 FILING     BNP'S UCC-3 FILING       BNP'S UCC-1 FILING        AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------
CREDI
TOR    STATE  JURISDICTION    FILING DATE  FILING NO.  FILING DATE  FILING  NO.  FILING DATE  FILING NO.     FILING DATE  FILING NO.
====================================================================================================================================
PNC    DE     Secretary      None         None        None         None         3/3/97       97-07024
              of State
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     Secretary      None         None        None         None         3/3/97       26420267
              of the
              Commonwealth
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     Allegheny      None         None        None         None         3/3/97       UCC-97-001488
              County
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     Erie County    None         None        None         None         3/3/97       20371-97
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     York County    None         None        None         None         3/3/97       97-ST-00452-01
====================================================================================================================================

====================================================================================================================================
                                                                                                               BNP'S UCC-2/3
DEBTOR: IAH ACQUISITION CORP.  ORIGINAL UCC-1 FILING    BNP'S UCC-3 FILING        BNP'S UCC-1 FILING         AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------
CREDI
TOR    STATE  JURISDICTION    FILING DATE  FILING NO.  FILING DATE  FILING  NO.  FILING DATE  FILING NO.     FILING DATE  FILING NO.
====================================================================================================================================
PNC    DE     Secretary        None         None         None        None         3/3/97       97-07023
              of State
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     Secretary        None         None         None        None         3/3/97       26420259
              of the
              Commonwealth
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     Allegheny        None         None         None        None         3/3/97       UCC-97-001486
              County
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     Erie County      None         None         None        None         3/3/97       20370-97
------------------------------------------------------------------------------------------------------------------------------------
PNC    PA     York County      None         None         None        None         3/3/97       97-ST-00453-01
============================================= ======================================================================================

====================================================================================================================================

DEBTOR: FROM AGE INVESTMENT                                                                                    BNP'S UCC-2/3
COMPANY                         ORIGINAL UCC-1 FILING    BNP'S UCC-3 FILING       BNP'S UCC-1 FILING          AMENDMENT FILING
------------------------------------------------------------------------------------------------------------------------------------
CREDI
TOR     STATE   JURISDICTION    FILING DATE  FILING NO.  FILING DATE  FILING NO.   FILING DATE  FILING NO.   FILING DATE  FILING NO.
====================================================================================================================================
PNC     DE      Secretary       None         None        None         None         3/3/97       97-07022
                of State
====================================================================================================================================

====================================================================================================================================
                                                                        BNP's UCC-3 Filing (changing
                                    Secured Party: Banque Nationale de  Debtor name to Iron Age       BNP's UCC-2/3 Amendment Filing
Debtor:   IAK Acquisition Corp.     Paris, as Agent                     Corporation)                  (1998 Refinancing)
------------------------------------------------------------------------------------------------------------------------------------

STATE     JURISDICTION              FILING DATE      FILING NO.         FILING DATE  FILING NO.       FILING DATE     FILING NO.
====================================================================================================================================
CA        Secretary of State        03/21/97          9708061052        None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

DE        Secretary of State        04/30/97          97-14478          None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

GA        Clayton County            03/21/97          31-19971641       None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

IL        Secretary of State        03/21/97          3667018           None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

ME        Secretary of State        03/21/97          1213143           None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

MA        Secretary of
          Commonwealth              03/31/97          457931            None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

MA        Brockton City             03/21/97          00167             12/22/98     00167
------------------------------------------------------------------------------------------------------------------------------------

MA        Holbrook Town             03/21/97          97-25             12/22/98     97-25
------------------------------------------------------------------------------------------------------------------------------------

MI        Secretary of State        03/21/97          D211530           None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

NJ        Secretary of State        03/21/97          1756434           None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

NY        Secretary of State        03/21/97          057976            None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

NY        Erie County               03/21/97          Q33-4106          None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

NY        Kings County              03/21/97          97PK03647         12/23/98     97PK16692
------------------------------------------------------------------------------------------------------------------------------------

NY        Monroe County             03/27/97          97-1996           12/22/98     97-1996
------------------------------------------------------------------------------------------------------------------------------------

NY        Nassau County             03/28/97          UC97-5451         12/22/98     UC97-021501
------------------------------------------------------------------------------------------------------------------------------------

NY        Queens County             03/21/97          97PQ05157         12/23/98     97PQ20771
------------------------------------------------------------------------------------------------------------------------------------

NY        Westchester County        03/21/97          97-02218          12/23/98     97-2218
------------------------------------------------------------------------------------------------------------------------------------

NC        Secretary of State        03/21/97          1439620           None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

NC        Mecklenburg County        03/21/97          004926            None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

                                      21

====================================================================================================================================
                                                                        BNP's UCC-3 Filing (changing
                                    Secured Party: Banque Nationale de  Debtor name to Iron Age       BNP's UCC-2/3 Amendment Filing
Debtor:   IAK Acquisition Corp.     Paris, as Agent                     Corporation)                  (1998 Refinancing)
------------------------------------------------------------------------------------------------------------------------------------

STATE     JURISDICTION              FILING DATE      FILING NO.         FILING DATE  FILING NO.       FILING DATE     FILING NO.
====================================================================================================================================
OH        Secretary of State        04/24/97           AN58349          None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

OH        Cuyahoga County           03/21/97           1380127          None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

OH        Hamilton County           03/27/97           97-42625         None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

PA        Secretary of
          Commonwealth              03/21/97           26480893         None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

PA        Alleghany County          04/29/97           UCC-97-003089    None         None             None            None
------------------------------------------------------------------------------------------------------------------------------------

PA        Philadelphia County       03/21/97           97-1391          12/22/98     97-1391
====================================================================================================================================